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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

PLATO LEARNING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Dear Fellow Stockholders:
Our directors and officers join me in extending a cordial invitation to attend the Annual Meeting of Stockholders of PLATO Learning, Inc., (the “Company”), a Delaware corporation, at 2:30 p.m. (CT) on Thursday, March 2, 2006, at the Sofitel Minneapolis, 5601 West 78th Street, Bloomington, Minnesota 55439.
The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the business to be transacted at the meeting. We also plan to review the status of our business at the meeting.
At last year’s Annual Meeting over 95% of the outstanding shares were represented. It is important that your shares be represented whether or not you are personally able to attend the meeting. Regardless of the number of shares you own, your vote is important. In order to insure that you will be represented, we ask you to please complete, sign and date the enclosed proxy card and return it promptly. Instructions on how to vote via telephone are included on the proxy card and on the accompanying Notice of Annual Meeting of Stockholders. Voting via proxy card or telephone in advance will not limit your right to vote in person or to attend the Annual Meeting.
Our Annual Report to Stockholders and our Annual Report on Form 10-K for the fiscal year 2005 are enclosed with this mailing.
The continuing interest of the stockholders in our business is gratefully acknowledged and we look forward to seeing you at the Annual Meeting.
Sincerely,
Michael A. Morache
President and
Chief Executive Officer
January 20, 2006
PLATO Learning, Inc.
10801 Nesbitt Avenue South
Bloomington, MN 55437

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 2, 2006
Annual Meeting and Proxy Solicitation Information
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
NOMINEES FOR DIRECTOR
DIRECTORS CONTINUING IN OFFICE
DIRECTOR COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
PROPOSAL 2 APPROVAL OF THE PLATO LEARNING, INC. 2006 STOCK INCENTIVE PLAN
PROPOSAL 3 APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER INFORMATION
STOCKHOLDER COMMUNICATION WITH THE BOARD
STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

PLATO Learning, Inc.
10801 Nesbitt Avenue South
Bloomington, MN 55437
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 2, 2006
To Our Stockholders:
The Annual Meeting of Stockholders of PLATO Learning, Inc. (the “Company”) will be held at 2:30 p.m. (CT) on Thursday, March 2, 2006, at the Sofitel Minneapolis, 5601 West 78th Street, Bloomington, Minnesota 55439 for the purpose of considering and voting on the following matters:

1.	To elect three directors to the Board of Directors.

2.	To approve the PLATO Learning, Inc. 2006 Stock Incentive Plan.

3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2006.

4.	To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment thereof.
Only stockholders of record at the close of business on January 9, 2006 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.
Your attention is directed to the accompanying Proxy Statement. Whether or not you plan to attend the Annual Meeting in person, you are urged to complete, sign, date and return the enclosed proxy card or vote by telephone as indicated on the proxy card. If you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote your shares personally.
To vote by touch-tone telephone, please call 1-800-560-1965. Please have your proxy card and the last four digits of your Social Security or tax identification number available, and follow the simple instructions provided. You may vote by telephone at any time until 12:00 p.m. (CT) on March 1, 2006.
BY THE ORDER OF THE BOARD OF DIRECTORS,
Steven R. Schuster
Corporate Secretary
January 20, 2006

PLATO Learning, Inc.
10801 Nesbitt Avenue South
Bloomington, MN 55437
PROXY STATEMENT
Annual Meeting and Proxy Solicitation Information
This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Thursday, March 2, 2006 at 2:30 p.m. (CT) at the Sofitel Minneapolis, 5601 West 78th Street, Bloomington, Minnesota 55439, and at any adjournment thereof, for the purpose set forth in the Notice of Annual Meeting of Stockholders.
Who Can Vote
Only the holders of our common stock whose names appear of record on our books at the close of business on January 9, 2006 are entitled to vote at the Annual Meeting. At the close of business on January 9, 2006, a total of 23,647,930 shares of common stock were outstanding. Each holder of common stock is entitled to one vote for each share held. Stockholders do not have the right to vote cumulatively as to any matter.
Voting
Votes cast by proxy, telephone, or in person at the Annual Meeting will be tabulated by the inspectors of election we have appointed for the Annual Meeting, and the number of stockholders present in person or by proxy will determine whether or not a quorum is present. The affirmative vote of a majority of shares present or represented and entitled to vote on each Proposal is required for approval. If a broker indicates on the proxy that it does not have discretionary authority from the beneficial owner of the shares to vote on a particular matter, those shares will not be considered as present and entitled to vote by the inspectors of election with respect to that matter.
A stockholder may, with respect to the election of directors in Proposal 1, (i) vote “FOR” the election of all named director nominees, (ii) “WITHHOLD” authority to vote for all named director nominees, or (iii) vote “FOR” the election of all named director nominees except any nominee with respect to whom the stockholder withholds authority to vote by so indicating in the appropriate space on the proxy card.
A stockholder may, with respect to Proposals 2 and 3, (i) vote “FOR” such proposal, (ii) vote “AGAINST” such proposal, or (iii) “ABSTAIN” from voting on such proposal. Abstentions are not counted as votes “for” or “against” a proposal, but are counted in determining the number of shares present or represented and entitled to vote on a proposal. Therefore, since approval of Proposals 2 and 3 require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote, abstentions have the same effect as a vote “against” these proposals.
Shares of common stock represented by proxies in the form solicited will be voted in the manner directed by the stockholder. If no direction is made in a signed proxy, the proxy will be voted “FOR” the election of all named director nominees in Proposal 1 and “FOR” Proposals 2 and 3. A stockholder may revoke his or her proxy at any time before it is voted by delivering to any officer of the Company a written notice of termination of the proxy’s authority, by filing with an officer of the Company another proxy bearing a later date before the Annual Meeting, or by appearing and voting at the Annual Meeting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. This Proxy Statement and the form of proxy enclosed are initially being mailed on or about January 27, 2006.
Other
We will pay any expenses in connection with the solicitation of proxies. Proxies are being solicited primarily by mail, but, in addition, our officers and regular employees, who will receive no extra compensation for their services, may solicit proxies by telephone, telecommunications, or personal calls.

Our 2005 Annual Report to Stockholders and our Annual Report on Form 10-K, including financial statements, are being furnished to each stockholder with this Proxy Statement. Additional copies of our Annual Report on Form 10-K will be provided without charge upon written request directed to Investor Relations, PLATO Learning, Inc., 10801 Nesbitt Avenue South, Bloomington, Minnesota 55437.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information provided to the Company, as of January 9, 2006, as to the beneficial ownership of our common stock by (i) the Named Executive Officers (as defined elsewhere in this Proxy Statement) and Directors, (ii) all current Directors and Executive Officers as a group, and (iii) each person known to be the beneficial owner of more than 5% of our common stock:

	Amount and Nature of Beneficial Ownership (1)

		Shares Issuable
	Shares	Upon Exercise		Ownership
Beneficial Owners	Owned	of Options (2)	Total	Percentage

Named Executive Officers:
Michael A. Morache	5,000	200,000	205,000	0.9%
David W. Smith	13,000	95,000	108,000	0.5%
Laurence L. Betterley	-	92,500	92,500	0.4%
James (Brian) Blaydes	4,546	89,302	93,848	0.4%
David H. LePage	11,000	148,170	159,170	0.7%
Directors:
Joseph E. Duffy	2,000	53,750	55,750	0.2%
Ruth L. Greenstein	2,000	59,600	61,600	0.3%
Thomas G. Hudson	2,000	64,750	66,750	0.3%
Debra A. Janssen	-	15,000	15,000	0.1%
Susan E. Knight	-	15,000	15,000	0.1%
M. Lee Pelton	-	15,000	15,000	0.1%
John T. (Ted) Sanders	4,000	36,500	40,500	0.2%
All Current Directors and Executive Officers as a Group (17 individuals)	43,816	1,087,405	1,131,221	4.6%
5% Holders:
Royce & Associates, LLC (3)	2,784,845	-	2,784,845	11.8%
Reed Conner & Birdwell LLC (4)	2,481,771	-	2,481,771	10.5%
FMR Corp. (5)	2,193,394	-	2,193,394	9.3%
Heartland Advisors, Inc. (6)	1,654,800	-	1,654,800	7.0%
Bank of America Corp. (7)	1,536,235	-	1,536,235	6.5%
Wells Fargo & Company (8)	1,246,975	-	1,246,975	5.3%

(1)	“Beneficial ownership” generally means any person who, directly or indirectly, has or shares voting or investment power with respect to a security or has the right to acquire such power within 60 days. Shares of common stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days of January 9, 2006 are deemed outstanding for computing the ownership percentage of the person holding such options, warrants or rights, but are not deemed outstanding for computing the ownership percentage of any other person. The amounts and percentages are based upon 23,647,930 shares of our common stock outstanding as of January 9, 2006.
(2)	Represents shares that the Named Executive Officers, Directors and other executive officers may acquire within 60 days from January 9, 2006 pursuant to the exercise of stock options.

(3)	Based on information in Schedule 13G/ A, dated February 2, 2005 and filed with the Securities and Exchange Commission, indicating that Royce & Associates, LLC is the beneficial owner of, and possesses sole voting and sole dispositive powers with respect to, 2,784,845 shares. The business address of Royce & Associates, LLC is 1414 Avenue of the Americas, New York, NY 10019.
(4)	Based on information in Schedule 13G, dated April 13, 2005 and filed with the Securities and Exchange Commission, indicating that Reed Conner & Birdwell LLC is the beneficial owner of, and possesses sole voting and sole dispositive powers with respect to, 2,481,771 shares. The business address of Reed Conner & Birdwell LLC is 11111 Santa Monica Blvd., Suite 1700, Los Angeles, CA 90025.
(5)	Based on information in Schedule 13G, dated February 14, 2005 and filed with the Securities and Exchange Commission, indicating that FMR Corp. is the beneficial owner of, and possesses sole dispositive power with respect to, 2,193,394 shares. The business address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109.
(6)	Based on information in Schedule 13G/ A, dated January 31, 2005 and filed with the Securities and Exchange Commission, indicating that Heartland Advisors, Inc. is the beneficial owner of 1,654,800 shares, possesses shared dispositive powers with respect to 1,654,800 shares, and possesses shared voting power with respect to 1,417,700 shares. The business address of Heartland Advisors, Inc. is 789 North Water Street, Milwaukee, WI 53202.
(7)	Based on information in Schedule 13G, dated February 11, 2005 and filed with the Securities and Exchange Commission, indicating that Bank of America Corp. and related entities are the beneficial owners of 1,536,235 shares, possess shared dispositive powers with respect to 1,536,235 shares, and possess shared voting powers with respect to 1,514,126 shares. The business address of Bank of America Corp. is 100 N. Tryon Street, Floor 25, Bank of America Corporate Center, Charlotte, NC 28255.
(8)	Based on information in Schedule 13G, dated January 21, 2005 and filed with the Securities and Exchange Commission, indicating that Wells Fargo & Company and related entities are the beneficial owners of 1,246,975 shares, possess shared dispositive powers with respect to 1,186,975 shares, and possess shared voting power with respect to 1,206,100 shares. The business address of Wells Fargo & Company is 420 Montgomery Street, San Francisco, CA 94104.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Board of Directors (the “Board”) currently consists of nine persons (each a “Director”) and is divided into three classes. The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. Vacancies and newly created Directorships resulting from any increase in the authorized number of Directors may be filled only by the vote of a majority of the Directors then in office provided that a quorum is present. Any other vacancies may be filled by a majority of the Directors then in office, even if less than a quorum is present. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall have the same remaining term as that of his or her predecessor.
The Directors up for election are elected at the Annual Meeting by a plurality of the votes cast at the meeting by the holders of the shares represented and entitled to vote in the election. Thus, assuming a quorum is present, the person or persons receiving the greater number of votes “FOR” will be elected to serve as a member of the Board. Accordingly, abstentions and non-votes with respect to the election of directors will not affect the outcome of the election of directors. If the nominee should be unable or unwilling to serve as a Director, an event that is not anticipated, the proxies will be voted for a substitute nominee designated by the Board.
The terms of the Class I Directors expire with this Annual Meeting of Stockholders. Each of the nominees for Class I Director, if elected, will serve three years until the 2009 Annual Meeting of Stockholders or until a successor has been elected and qualified. The current Class II and III Directors will continue in office until the 2007 and 2008 Annual Meetings, respectively.

Changes to our Board of Directors in Fiscal Year 2005
In November 2004, John Murray, a Director since 2000, resigned from the Board and also as Chairman of the Board, President and Chief Executive Officer of the Company. Accordingly, effective upon Mr. Murray’s resignation, the Board was reduced in size from eight to seven Directors. David W. Smith, a Director since 2004, was named interim President and Chief Executive Officer. Additionally, Thomas G. Hudson, a Director since 2002, was elected Chairman of the Board.
In February 2005, Michael A. Morache was appointed President and Chief Executive Officer of the Company and elected to the Board. Accordingly, effective upon Mr. Morache’s appointment, the Board was increased in size from seven to eight Directors.
In March 2005, General Dennis J. Reimer, a Director since 2000, retired from the Board. Accordingly, effective upon General Reimer’s retirement, the Board was reduced in size from eight to seven Directors. Additionally, Mr. Smith was elected Executive Chairman of the Board and Mr. Hudson was made Lead Director of the Board.
In September 2005, Susan E. Knight and M. Lee Pelton were elected to the Board. Accordingly, effective upon these appointments, the Board was increased in size from seven to nine Directors.
In December 2005, John T. Kernan, a Director since 2003, resigned from the Board and Debra A. Janssen was elected to the Board. Accordingly, the Board size remained at nine Directors.
The Board has determined that, as defined by NASD Marketplace Rule (“NASD Rule”) 4200, the independent Directors of the Board are Joseph E. Duffy, Ruth L. Greenstein, Thomas G. Hudson, Debra A. Janssen, Susan E. Knight, M. Lee Pelton, and John T. (Ted) Sanders.
The following sets forth information as to the nominees for election and each of the Directors continuing in office.
NOMINEES FOR DIRECTOR
Class I – Serving Until 2009 Annual Meeting

Debra A. Janssen

Age:	49
Director Since:	2005
Principal Occupation:	President, Debit Services Group, First Data Corporation

Recent Business Experience:	Ms. Janssen is currently President of First Data Corporation’s Debit Services Group in Wilmington, Delaware. Prior to joining First Data Corporation in 2004, Ms. Janssen was Chief Executive Officer of Surepayroll, Inc., Chief Executive Officer of Hallmark Cards, Inc./EBIZMIX.com, and Chief Executive Officer of eFunds Corporation. Prior to that she held a number of senior management positions at both Deluxe Corporation and Metavante Corporation (formerly M&I Data Services, Inc.).
M. Lee Pelton

Age:	55
Director Since:	2005
Principal Occupation:	President, Willamette University

Recent Business Experience:	Dr. Pelton has served as President of Willamette University since July 1999. Prior to that, Dr. Pelton served as Dean at Dartmouth College from 1991 to 1998 and at Colgate University from 1988 to 1991. He currently serves as a member of several national education boards and committees, including the American Council on Education and the Harvard University Board of Overseers.

John T. (Ted) Sanders

Age:	64
Director Since:	2003
Principal Occupation:	Executive Chairman, The Cardean Learning Group

Recent Business Experience:	Dr. Sanders has served as Executive Chairman of The Cardean Learning Group since February 2005. Previously, he served as President of the Education Commission of the States (“ECS”), an organization of states working on education policy, from February 2000 to January 2005. Prior to joining ECS, Dr. Sanders was President of Southern Illinois University from July 1995 to February 2000. His experience as an educator includes time as a classroom teacher, chief state school officer of Ohio, Illinois and Nevada, and acting U.S. Secretary of Education from 1990-1991.
The Board of Directors recommends that stockholders vote “FOR” the nominees in Proposal 1. Unless otherwise indicated, proxies solicited by the Board will be voted for the Class I nominees for the Board of Directors named above.
DIRECTORS CONTINUING IN OFFICE
Class II – Serving Until 2007 Annual Meeting

Ruth L. Greenstein

Age:	59
Director Since:	2002
Principal Occupation:	Vice President, Finance and Administration, Institute for Defense Analyses

Recent Business Experience:	Since June 1990, Ms. Greenstein has served as Vice President, Finance and Administration at the Institute for Defense Analyses, a research and development corporation. From February 1984 to May 1990, she was employed at Genex Corporation, a biotechnology company, and served as Vice President, Treasurer and Chief Financial Officer from 1985 to 1987 and from 1989 to 1990, and as General Counsel and Secretary from 1987 to 1990.
Susan E. Knight

Age:	51
Director Since:	2005
Principal Occupation:	Vice President and Chief Financial Officer, MTS Systems Corporation

Recent Business Experience:	Ms. Knight has served as Vice President and Chief Financial Officer of MTS Systems Corporation since October 2001. Prior to that, Ms. Knight spent 24 years with Honeywell International in a variety of positions from general accounting manager to chief financial officer of the global Home and Building Controls division.

David W. Smith

Age:	61
Director Since:	2004
Principal Occupation:	Executive Chairman of the Board, PLATO Learning, Inc.

Recent Business Experience:	Mr. Smith has served as Executive Chairman of the Board of PLATO Learning, Inc. since March 2005. Previously, he was interim President and Chief Executive Officer of PLATO Learning, Inc. from November 2004 to February 2005. Prior to that he served as a Business Consultant. From September 2000 to December 2002, Mr. Smith was Chief Executive Officer of NCS Pearson, a provider of products, services, and technologies to customers in education, government, and business. He also served as President of the NCS Assessment and Testing Services from April 1988 to September 2000. Prior to NCS, Mr. Smith was a publisher of professional, technical, and scholarly books and materials as a senior executive with McGraw Hill Corporation’s Training Systems and College Divisions from 1984 to 1988.

Other Directorships:	Scientific Learning Corporation
Class III – Serving Until 2008 Annual Meeting

Joseph E. Duffy

Age:	49
Director Since:	2002
Principal Occupation:	Vice President, SAP Public Services, Inc.

Recent Business Experience:	Mr. Duffy joined SAP Public Services, Inc., a provider of collaborative business solutions for all types of industries and major markets, in June 2004. From June 1987 to March 2004, Mr. Duffy was employed by Oracle Corporation, an e-business and database solutions company. At Oracle Corporation, he served as Senior Vice President, Health Industries from June 2002 to March 2004, as Senior Vice President, Healthcare and Higher Education Sales from June 2000 to June 2002, as Group Vice President for Oracle Service Industries and Group Vice President of Government Sales from January 1997 to June 2000. Previously, Mr. Duffy served as Vice President of DoD Sales, from June 1991 to January 1997, and Director of National Accounts for the U.S. Navy from June 1987 to June 1991.
Thomas G. Hudson

Age:	59
Director Since:	2002
Principal Occupation:	Chairman of the Board and Chief Executive Officer, 2020 Technologies

Recent Business Experience:	Mr. Hudson is employed by 2020 Technologies, a virtual network operator, and has served as Chairman of the Board and Chief Executive Officer since June 2005. Previously, Mr. Hudson was President and Chief Executive Officer of Computer Network Technology Corporation (“CNT”) from July 1996 to June 2005. He also served as Chairman of the Board of CNT from May 1999 to June 2005. From 1993 to 1996, Mr. Hudson served as Senior Vice President of Corporate Development at McGraw-Hill Companies, and also served as General Manager of the company’s F.W. Dodge division. From 1968 to 1993, he served in various management positions, including Vice President of the Services Sector division at IBM Corporation.

Other Directorships:	McDATA Corporation, Lawson Software, and Incentra Solutions

Michael A. Morache

Age:	55
Director Since:	2005
Principal Occupation:	President and Chief Executive Officer, PLATO Learning, Inc.

Recent Business Experience:	Mr. Morache was appointed President and Chief Executive Officer of PLATO Learning, Inc. in February 2005. Mr. Morache has more than 30 years experience developing, leading, and growing information technology businesses. Prior to joining PLATO Learning, Inc., he served as President of Pearson Education Technologies (now Pearson Digital Learning) from 2000 to 2002. Mr. Morache served from 1996 to 2000 as President of NCS Services, which was acquired by Pearson plc in 2000. Prior to that he was a Vice President of Unisys Corporation from September 1995 to May 1996. Previously, he was a Senior Vice President with ALLTEL Information Services, Inc. for more than five years. He also has held significant sales, sales management, marketing, and product management positions at IBM and Fujitsu.
For the remainder of this Proxy Statement, unless otherwise stated, the years 2005, 2004 and 2003 refer to our fiscal years ended October 31, 2005, 2004 and 2003, respectively.
DIRECTOR COMPENSATION
All travel and business expenses relating to meetings attended and the conduct of business on behalf of the Company are reimbursed. Directors who are employees or affiliates of the Company receive no additional compensation for their services as a Director. Directors who were not employees or affiliates of the Company (“Non-Employee Directors”) are eligible to receive compensation as outlined below:
Stock Options
Non-Employee Directors are eligible to receive grants of options to acquire shares of our common stock as follows: 15,000 options upon initial election to the Board, and, on the Annual Meeting date for service in the director year going forward, 10,000 options for continuing Directors, 5,000 options for the Chairman of the Board, and 1,500 options for Committee Chairs. The Chairman of the Board has the option to recommend additional grants based on Company performance and the achievement of goals. All options will be granted at the fair market value of our common stock on the date of grant, vest immediately and expire eight years following the date of grant. Options to acquire 92,500 shares of our common stock were granted to our Non-Employee Directors during 2005.
Restricted Stock
Non-Employee Directors are eligible to receive 1,000 restricted shares of our common stock on the Annual Meeting date for service in the director year going forward. These shares are awarded at the fair market value of our common stock on the date of the award and vest immediately, with the restrictions to lapse upon the earlier of five years of service, or retirement or resignation from the Board. During 2005, 5,000 restricted shares of our common stock were awarded to Non-Employee Directors.
Cash Payments
Non-Employee Directors are eligible to receive cash payments as follows: $20,000 ($30,000 for the Chairman of the Board) on the Annual Meeting date for service in the director year going forward (pro-rated for those Directors appointed at a time other than at the Annual Meeting), $1,500 for each Board meeting attended (increased from $1,000 in January 2005), and $1,250 for Committee Chairs ($2,000 for the Audit Committee Chair) and $750 for Committee Members for each Committee meeting attended (increased from $750 and $500, respectively, in January 2005). Total cash payments to Non-Employee Directors in 2005 were $260,750.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
John T. Kernan was the Chairman and Chief Executive Officer of Lightspan, Inc., when it was acquired by PLATO Learning, Inc. in November 2003. At part of the merger agreement, he entered into a consulting agreement with PLATO Learning, Inc. to provide consulting services to the Company for two years following the merger for an annual fee of approximately $416,000. This fee was in addition to the compensation earned for his services as a Director. This consulting agreement ended in November 2005 and Mr. Kernan resigned from our Board in December 2005.
COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS
The Board of Directors held thirteen meetings in 2005. Each of our current Directors attended or participated in at least 92% of the Board meetings held during the period they served as a Director in 2005. Regular attendance at meetings by the Directors is expected pending unforeseeable intervening circumstances. In addition, the Board passed five resolutions by written consent and held one strategy session in 2005.
In 2005, the outside Directors of the Board met nine times in executive sessions where only outside Directors were present. During five of these sessions, all outside Directors were present and during the remaining four of these sessions, all but one outside Director were present.
The Board of Directors has an Audit Committee, Compensation Committee and Nominating & Governance Committee. In addition, ad hoc special committees are formed as necessary. Each of our current Directors attended or participated in at least 83% of the committee meetings of which they were members. The Audit Committee, Compensation Committee, and Nominating & Governance Committee have each adopted a written charter, copies of which are available on our website at www.plato.com.
Audit Committee
The Audit Committee reviews the results and scope of the audit and other services provided by our independent registered public accounting firm and recommends the appointment of our independent registered public accounting firm to the Board. The Audit Committee met eight times in 2005.
The current members of the Audit Committee are Ms. Greenstein (Chair), Mr. Duffy, Ms. Janssen, and Ms. Knight. In March 2005, General Dennis J. Reimer retired from the Board and the Audit Committee. In September 2005, Ms. Knight replaced Dr. Sanders on the Audit Committee. In December 2005, Ms. Janssen was added to the Audit Committee. All members of the Audit Committee are independent as defined by NASD Rule 4200 and Exchange Act Rule 10A-3(b)(1) and are able to read and understand fundamental financial statements. The Board has determined that Ms. Greenstein and Ms. Knight are the Audit Committee’s financial experts.
Compensation Committee
The Compensation Committee administers and makes awards under our stock option and stock incentive plans and also studies and recommends the implementation of all compensation programs for our Directors and executive officers. The Compensation Committee met six times in 2005. In addition, the Compensation Committee passed one resolution by written consent in 2005.
The current members of the Compensation Committee are Dr. Sanders (Chair), Mr. Duffy, Mr. Hudson, and Dr. Pelton. In November 2004, Mr. Smith resigned from the Compensation Committee due to his appointment as interim President and Chief Executive Officer of the Company. Upon accepting these positions, Mr. Smith no longer constituted an independent director as defined in NASD Rule 4200. In September 2005, Dr. Sanders replaced John T. Kernan as a member and Chair of the Compensation Committee. In December 2005, Dr. Pelton was added to the Compensation Committee. All members of the Compensation Committee, with the exception of Mr. Kernan, were independent during the period they served as a committee member in 2005.

In December 2003, Mr. Kernan was appointed as a member and Chair of the Compensation Committee. Mr. Kernan was the Chairman and Chief Executive Officer of Lightspan, Inc., when it was acquired by PLATO Learning, Inc. in November 2003. At that time, he entered into a consulting agreement with PLATO Learning, Inc. to provide consulting services to the Company for two years following the merger for an annual fee of approximately $416,000. The Board had determined that Mr. Kernan’s membership on the Compensation Committee was in the best interests of the Company and its stockholders. The Board believed that Mr. Kernan’s presence was essential to the integration of the Lightspan business into the Company and to the fair determination of compensation for the employees of Lightspan and PLATO. The Board believed a smooth transition following the merger best protected the interests of the stockholders and the Company. The Board also recognized that Mr. Kernan could not remain a member of the Compensation Committee for more than two years pursuant to NASD Marketplace Rule Section 4350(c)(3)(C). As previously stated, Mr. Kernan resigned from the Board in December 2005.
Nominating & Governance Committee
The Nominating & Governance Committee establishes corporate governance principles, evaluates qualifications and candidates for positions on the Board, and nominates new and replacement members for the Board. In addition, the Nominating & Governance Committee facilitates an annual evaluation by Board members of the Board. The Nominating & Governance Committee met six times in 2005.
In reviewing candidates for the Board, the Nominating & Governance Committee seeks individuals whose background, knowledge and experience will assist the Board in furthering the interests of the Company and its stockholders. Some of the factors considered in this evaluation include experience in the areas of strategy, education, technology, sales and marketing and finance, as well as geographic and cultural diversity. The Nominating & Governance Committee reviews the qualifications of, and approves and recommends to the Board, those individuals to be nominated for positions on the Board and submitted to stockholders for election at each Annual Meeting. In addition, the Nominating & Governance Committee will consider nominees for the Board by stockholders that are proposed in accordance with the advance notice procedures in our bylaws, subject to certain exceptions, which require nominations be received by our Secretary not less than 60 or more than 90 days prior to the Annual Meeting.
The current members of the Nominating & Governance Committee are Mr. Hudson (Chair), Ms. Greenstein, and Dr. Sanders. In November 2004, Mr. Smith resigned from the Nominating & Governance Committee due to his appointment as interim President and Chief Executive Officer of the Company. Upon accepting these positions, Mr. Smith no longer constituted an independent director as defined in NASD Rule 4200. In September 2005, Dr. Sanders replaced Mr. Kernan on the Nominating & Governance Committee. All members of the Nominating & Governance Committee, with the exception of Mr. Kernan, were independent during the period they served as a committee member in 2005.
In December 2003, Mr. Kernan was appointed as a member of the Nominating & Governance Committee. Mr. Kernan was the Chairman and Chief Executive Officer of Lightspan, Inc., when it was acquired by PLATO Learning, Inc. in November 2003. At that time, he entered into a consulting agreement with PLATO Learning, Inc. to provide consulting services to the Company for two years following the merger for an annual fee of approximately $416,000. The Board had determined that Mr. Kernan’s membership on the Nominating & Governance Committee was in the best interests of the Company and its stockholders. The Board believed that Mr. Kernan’s presence was essential to the integration of the Lightspan business into the Company and to the fair determination of nominations. The Board believed a smooth transition following the merger best protected the interests of the stockholders and the Company. The Board also recognized that Mr. Kernan could not remain a member of the Nominating & Governance Committee for more than two years pursuant to NASD Marketplace Rule Section 4350(c)(3)(C). As previously stated, Mr. Kernan resigned from the Board in December 2005.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of the Compensation Committee members during their term in 2005 were employees or executive officers of the Company. Mr. Kernan, a member of the Compensation Committee during 2005, provided consulting services to the Company for an annual fee of approximately $416,000 as discussed above. None of our directors or executive officers is a director or executive officer of any other company that has a director or executive officer that is also a director of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
This report is submitted by Dr. Sanders, Mr. Duffy, Mr. Hudson, and Dr. Pelton in their capacity as the Board of Directors’ Compensation Committee and addresses the Company’s compensation policies for 2005 as they affected the Chief Executive Officer (the “CEO”) and the other executive officers of the Company (including the Named Executive Officers, as defined elsewhere in this Proxy Statement).
Compensation Philosophy
The Company’s compensation philosophy, as developed under the supervision of the Compensation Committee, is highly incentive oriented, particularly for executive officers. The goals of our executive compensation program are to attract, retain, and reward executive officers that contribute to the Company’s success. Compensation opportunities are aligned with our business objectives. Our compensation programs are designed to motivate executive officers to meet and exceed annual corporate performance goals and enhance long-term stockholder value.
In designing and administering the individual elements of our executive compensation program, the Compensation Committee strives to balance short and long-term incentive objectives and use prudent judgment in establishing performance criteria, evaluating performance, and determining incentive awards. In 2004, the Compensation Committee retained Frederic W. Cook & Co., Inc. to evaluate our executive employment agreements for consistency with stated philosophy, currency with labor market trends, and effective alignment with business objectives and stockholder interests.
Overview of Executive Compensation Policy
Our executive compensation program is designed to be closely linked to corporate performance and returns to stockholders. Accordingly, the Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to our success in meeting specified performance goals. The overall objectives of this strategy are to motivate the CEO and executive officers to achieve the goals inherent in the Company’s business strategy, to link executive and stockholder interests through equity-based plans to maintain a high quality core of executives, and finally, to provide a compensation package that recognizes individual contributions, as well as overall business results.
The Compensation Committee receives the recommendations of the CEO for the compensation to be paid to executive officers, including the Named Executive Officers, and after due deliberation determines the compensation of such executive officers and the CEO. This process is designed to ensure consistency throughout the executive compensation program. The key elements of our executive compensation program consist of base salary, annual cash incentive compensation, and stock option incentives.
The Compensation Committee believes the CEO’s compensation should be heavily influenced by Company performance, including the achievement of long-term strategic objectives, profitable growth, and increased stockholder value. Therefore, although there is necessarily some subjectivity in setting the CEO’s base salary, major elements of the compensation package are directly tied to Company performance. The CEO’s annual salary was $400,000 in 2005.
The Compensation Committee’s policies with respect to each of the compensation program elements are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package provided, including group health and life insurance and participation in the Company’s 401(k) plan.

Base Salaries
Base salaries are determined by evaluating the responsibilities of the position held and the experience of the individual, as well as their contribution to the achievement of Company goals. The Committee believes that the Company generally establishes relatively conservative executive officer base salaries. These base salaries are reviewed annually by the Committee in view of overall Company performance and may be adjusted to reflect changes in responsibilities and personal contribution to corporate performance.
Annual Cash Incentive Compensation
Annual cash incentive awards are intended to provide an additional incentive for achieving the annual performance goals established in the yearly business plan. Bonuses are based on the achievement of pre-established annual operating and financial goals and operational objectives, and commissions for sales executives are based on a percentage of sales.
Stock Option Incentives and Restricted Stock Grants
Stock options and restricted stock grants provide executives with the opportunity to build an equity interest in the Company and to share in the potential appreciation of the value of its common stock. Stock options are granted at the fair market value of the Company’s common stock on the date of the grant. Stock options are subject to vesting over three or four years, and only have future value for the executives if the stock price appreciates from the date of grant. Factors influencing stock option and restricted stock grants to executive officers include Company performance, the relative levels of responsibility, contributions to the Company’s business, and competitiveness with other growth-oriented companies. Stock options and restricted stock granted to executive officers are approved by the Committee.
Benefits
Benefits offered to executive officers are those that are offered to the general employee population, such as group health and life insurance coverage and participation in the Company’s 401(k) plan. These benefits are not tied directly to corporate performance.
The Compensation Committee believes that the Company’s executive compensation policies and programs serve the interests of the Company and its stockholders.

THE COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS

Dr. John T. (Ted) Sanders (Chair)
Mr. Joseph E. Duffy
Mr. Thomas G. Hudson
Dr. M. Lee Pelton

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table provides certain summary information related to compensation paid to, or accrued by the Company on behalf of, (i) the Company’s Chief Executive Officers in 2005 and (ii) the four other most highly compensated executive officers of the Company who were serving as executive officers as of October 31, 2005 (together the “Named Executive Officers”).

				Long-Term
				Compensation
		Annual Compensation		Awards

				Securities
Name and Principal Position at				Underlying	All Other
10/31/2005	Year	Salary	Bonus	Options (1)	Compensation

Michael A. Morache	2005	$269,231	$50,000	200,000	$5,000
President and	2004	-	-	-	-
Chief Executive Officer (2)	2003	-	-	-	-

John Murray	2005	350,979	-	-	$1,062,637
Former President	2004	350,000	43,759	86,000	-
and Chief Executive Officer (3)	2003	271,039	114,257	121,667	-

David W. Smith	2005	306,731	37,500	120,000	-
Executive Chairman of the Board (4)	2004	-	-	-	-
	2003	-	-	-	-

Laurence L. Betterley	2005	212,615	27,500	80,000	-
Senior Vice President and	2004	58,192	-	12,500	-
Chief Financial Officer (5)	2003	-	-	-	-

James (Brian) Blaydes	2005	178,852	72,101	57,500	56,383
Vice President, K-12 Sales (6)	2004	-	-	-	-
	2003	-	-	-

David H. LePage	2005	206,539	38,375	-	-
Senior Vice President, Operations	2004	190,000	11,086	15,000	-
	2003	160,615	35,000	15,000	-

(1)	None of the Named Executive Officers has been granted stock appreciation rights (“SARs”) or holds shares of restricted stock that are subject to performance-based conditions on vesting.
(2)	Mr. Morache was appointed President and Chief Executive Officer effective February 28, 2005 at an annual salary of $400,000. Other compensation for 2005 consisted of moving and relocation expenses.
(3)	Mr. Murray resigned as Chairman of the Board, President and Chief Executive Officer of the Company on November 17, 2004. Other compensation for 2005 consisted primarily of a $1,000,000 payment in lieu of stock options and payment of accrued vacation. See further discussion of payments made to Mr. Murray after his resignation under the section captioned “Other Compensation Arrangements.”
(4)	Mr. Smith served as interim President and Chief Executive Officer from November 17, 2004 to February 28, 2005. In March 2005, he was appointed Executive Chairman of the Board.
(5)	Mr. Betterley joined the Company in June 2004 as Vice President, Finance and Chief Accounting Officer. He was appointed Chief Financial Officer in November 2004.
(6)	Mr. Blaydes was appointed Vice President, K-12 Sales in June 2005. He was not an executive officer of the Company prior to that time. He was paid compensation for sales (based on a percentage of sales) of $72,101 in 2005. Other compensation for 2005 consisted of moving and relocation expenses.

Option Grants in Last Fiscal Year
The following table provides information relating to grants of stock options to the Named Executive Officers during 2005. No stock appreciation rights (“SARs”) were granted to the Named Executive Officers in 2005 and none of the Named Executive Officers held SARs as of October 31, 2005.

					Potential Realizable Value
					at Assumed Annual Rates
	Number of				of Stock Price
	Securities	Percent of			Appreciation for Option
	Underlying	Total Options	Exercise		Term (3)
	Options	Granted to	Price per	Expiration
Name (1)	Granted (2)	Employees in 2005	Share	Date	5%	10%

Michael A. Morache	200,000	17.4%	$7.70	2/28/2013	$2,275,282	$3,301,126

David W. Smith	80,000	7.0%	7.08	12/2/2012	836,831	1,214,128

David W. Smith	40,000	3.5%	7.50	2/17/2013	443,237	643,077

Laurence L. Betterley	80,000	7.0%	7.76	3/3/2013	917,205	1,330,742

James (Brian) Blaydes	7,500	0.7%	7.08	12/2/2012	78,454	113,825

James (Brian) Blaydes	50,000	4.3%	7.38	6/27/2013	545,181	790,985

(1)	Named Executive Officers not listed above received no option grants in 2005.
(2)	All options granted in 2005 were granted at 100% of the fair market value of our common stock on the date of grant. Options vest ratably over a two or three-year period beginning one year from the date of grant and expire eight years following the date of grant.
(3)	Assumes appreciation in value from the date of grant to the end of the option term at the indicated rate. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of our stock price.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
The following table provides information related to the exercise of stock options during 2005 and the holdings of unexercised stock options at October 31, 2005 by the Named Executive Officers.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options Held at		In-the-Money Options at
	Shares		October 31, 2005		October 31, 2005 (1)
	Acquired on	Value
Name	Exercise	Realized	Exerciseable	Unexercisable	Exercisable	Unexercisable

Michael A. Morache	-	$-	200,000	-	$-	$-
John Murray	199,888	330,525	-	-	-	-
David W. Smith	-	-	55,000	80,000	-	800
Laurence L. Betterley	-	-	92,500	-	-	-
James (Brian) Blaydes	-	-	85,468	8,834	3,428	75
David H. LePage	10,667	13,168	148,170	-	103,009	-

(1)	Values were calculated using a price of $7.09, the closing price of our common stock as reported on NASDAQ on October 31, 2005.

Other Compensation Arrangements
The Company has entered into Employment Agreements with the Named Executive Officers, other than David W. Smith. Each of the agreements, after its initial term, is subject to an automatic one-year extension, unless terminated prior to that date. In the event of a change in control, as defined, the agreement term is automatically extended for two years from the date of the change in control. Each of the executive officers will: (a) receive an annual salary as stated in their individual agreement, (b) be eligible for annual cash bonus compensation based on bonus amounts and performance criteria determined by our Board of Directors, (c) be eligible for stock option and restricted stock grants in accordance with our stock option plan and at the discretion of the Board, and (d) be eligible for other employee benefit plans and programs similar to those available to our other senior executives, excluding our Chief Executive Officer.
Upon termination by the executive officer for good reason or by the Company without cause, as defined, the executive officer will receive: (a) a lump sum severance payment as stated in their individual agreement and (b) continuation of health and other welfare benefits for twelve months following termination. Upon a change in control, as defined, the term of the agreement is automatically extended for two years from the date of the change in control. If the executive officer’s employment continues for this two-year period, he/she will receive a lump sum cash retention bonus as stated in their individual agreement. If, during this two-year period, the executive officer terminates employment for good reason or is terminated by the Company without cause, he/she will receive a lump sum severance payment as stated in their individual agreement. The agreements also provide for a one-year non-compete period following termination of employment.
At October 31, 2005, the maximum potential cash payments to the Named Executive Officers currently employed by the Company, per the terms of these Employment Agreements, would be approximately $3,000,000.
John Murray, the Company’s former Chairman, President and Chief Executive Officer, entered into an Employment Agreement with the Company in 2001. The agreement had a three-year term and was renewed annually. Among other things, this agreement provided for salary and bonus payments, as established by the Board of Directors, and grants of stock options based on continued employment and on the achievement of annual performance goals for each year of the agreement. If, during the term of the agreement, Mr. Murray was terminated without cause or resigned after a material adverse change or reduction in position or responsibilities, the agreement provided for salary payments for the remaining term of the agreement, pro rata bonus payments and stock option grants, as well as the immediate vesting of stock options. Mr. Murray also would be precluded from employment in any capacity, during the three years after termination of employment with the Company, in any business or activity competitive with the Company’s principal businesses.
On November 17, 2004, Mr. Murray resigned as Chairman, President and Chief Executive Officer of the Company. The severance provisions of the Employment Agreement provide for Mr. Murray to be (a) paid his current base salary of $350,000 per year through December 31, 2007, (b) paid bonus earned for the fiscal year ended October 31, 2004 and a pro rata portion of bonus, if earned, for the fiscal year ending October 31, 2005, and (c) granted options to purchase 260,000 shares of common stock, with an exercise price equal to fair market value as of the date of grant, which will vest over a three-year period, subject to Mr. Murray fulfilling certain continuing obligations under the Employment Agreement. In addition, certain options previously granted to Mr. Murray accelerated and became immediately exercisable. Mr. Murray’s right to receive these benefits was subject to his complying with his continuing obligations under the Employment Agreement related to a transition period and the confidentiality, non-competition and non-solicitation provisions of the Employment Agreement and executing a release of claims. In March 2005, Mr. Murray’s severance arrangements were finalized and the Company entered into an agreement to pay him $1,000,000 in lieu of the stock option grant mentioned above.

Stock Performance Graph
In accordance with Securities and Exchange Commission regulations, the following performance graph compares the cumulative total stockholder return on our common stock to the cumulative total return on the NASDAQ Composite Index and the weighted average return of a peer group (described below) for the five years ended October 31, 2005, assuming an initial investment of $100 and the reinvestment of all dividends.
The Company’s current peer group consists of the following companies with training and education operations: SkillSoft plc (formerly named SmartForce plc), and Apollo Group, Inc. The peer group prior to October 31, 2004 included Lightspan, Inc. (“Lightspan”). PLATO Learning, Inc. acquired Lightspan in November 2003 and its stock is no longer publicly traded. The peer group prior to October 31, 2002 included Riverdeep Group plc. During 2002, Riverdeep Group plc was deregistered from NASDAQ and its stock is no longer publicly traded in the United States. Although the businesses of some of the companies in the current peer group include operations outside of the training and education industry, and/or serve markets different than those of the Company, we believe the selection of these companies for comparison purposes is reasonable.

	10/31/2000	10/31/2001	10/31/2002	10/31/2003	10/31/2004	10/31/2005

PLATO Learning	$100.0	77.3	37.5	58.4	53.3	38.6
Current Peer Group	100.0	83.0	94.6	143.4	150.9	146.1
NASDAQ	100.0	50.2	39.5	57.3	58.6	62.9

Report of the Audit Committee
In accordance with its written charter adopted by the Board of Directors (the “Board”), the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. All of the members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards). In discharging its responsibilities for oversight of the audit process, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing any relationships between the firm and the Company that might bear on their independence consistent with the Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the firm any relationships that might impact their objectivity and independence and satisfied itself as to their independence. The Committee discussed and reviewed with the independent registered public accounting firm the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and discussed and reviewed the results of the independent registered public accounting firm’s audit of the financial statements for the year ended October 31, 2005. The Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended October 31, 2005 with management and the independent registered public accounting firm. Management has the responsibility for preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the audit of those statements. Based upon the above-mentioned review and discussions with management and the independent registered public accounting firm, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended October 31, 2005, for filing with the Securities Exchange Commission.

THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

Ms. Ruth L. Greenstein (Chair)
Mr. Joseph E. Duffy
Ms. Debra A. Janssen
Ms. Susan E. Knight

PROPOSAL 2
APPROVAL OF THE PLATO LEARNING, INC.
2006 STOCK INCENTIVE PLAN
At the meeting of the Board of Directors on December 8, 2005, the Board approved, subject to stockholder approval, the proposed PLATO Learning, Inc. 2006 Stock Incentive Plan (the “2006 Plan”). The Board believes that the 2006 Plan gives the Company the ongoing flexibility to attract and retain the management, employee, director and consultant talent necessary for the Company’s continued success by expanding the types of incentive compensation awards that may be granted to participants beyond those currently available under the Company’s equity compensation plans and making other changes necessary to comply with recent changes in deferred compensation tax law.
The Board has determined that stockholders need not approve additional shares for the 2006 Plan because the number of shares that remain available under the Company’s existing equity compensation plans is expected to be sufficient to meet the Company’s equity compensation needs for approximately two years. Therefore, the 2006 Plan will utilize those shares already approved by stockholders by merging the existing plans into the 2006 Plan.
Summary of Plan
A summary of the 2006 Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the 2006 Plan, which is attached to this Proxy Statement as Appendix A.
The primary purposes of the 2006 Plan are to promote the success and enhance the value of the Company by linking the personal interests of participants to those of Company shareholders, to provide participants with an incentive for outstanding performance, and to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its business is largely dependent.
The granting of awards under the 2006 Plan is consistent with the Company’s goals of providing total employee and director compensation that is competitive in the marketplace, recognizing meaningful differences in individual performance, fostering teamwork, and offering the opportunity to earn above-average rewards when merited by individual and corporate performance. Any participant may be recommended by the Compensation Committee for approval by the Board of Directors to receive one or more awards under the 2006 Plan.
Under the 2006 Plan, participants may receive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares or other stock awards, as discussed in greater detail below.
Participants
Employees, consultants and non-employee directors of the Company, its subsidiaries and affiliates are eligible to participate in the 2006 Plan, as selected and approved by the Compensation Committee.
Authorized Shares
The total number of shares of Common Stock of the Company available for issuance in connection with awards under the 2006 Plan is equal to the sum of (i) the remaining shares under the TRO Learning, Inc. 1997 Stock Incentive Plan, the TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan, the PLATO Learning, Inc. 2000 Stock Incentive Plan, the PLATO Learning, Inc. 2000 Nonemployee Directors Stock Option Plan, and the PLATO Learning, Inc. 2002 Stock Plan (collectively, the “Prior Plans”), which are estimated to be approximately 1,750,000 shares as of the effective date of the 2006 Plan, and (ii) any shares subject to an award under the 2006 Plan or the Prior Plans that, after the effective date of the 2006 Plan, expires without being exercised or is forfeited, canceled, settled or otherwise terminated without a distribution of shares to the participant. The market value of the shares underlying the options as reported on the NASDAQ National Market as of January 9, 2006 was $8.16.

Of the shares available for future awards under the 2006 Plan, no more than 750,000 shares may be granted as restricted stock, restricted stock units, performance shares or other full value stock awards. No more than 250,000 shares or share equivalent units may be granted to any one participant during any calendar year; provided, however, that an additional 200,000 shares may be granted in a participant’s first year of service with the Company, which shall not count against the annual limit initially stated above.
Existing Equity Compensation Plan Information
Shown below is information as of October 31, 2005 with respect to the shares of common stock that may be issued under our existing equity compensation plans:

	Number of Securities
	to be Issued Upon	Weighted-Average	Number of Securities
	Exercise of	Exercise Price of	Remaining Available
Plan Category	Outstanding Options	Outstanding Options	for Future Issuance

Equity compensation plans approved by security holders	2,651,742	$9.51	2,273,000
Equity compensation plans not approved by security holders	-	-	-

Total	2,651,742	$9.51	2,273,000

Awards
Stock Options. A stock option represents a right to purchase a specified number of shares of the Company’s Common Stock during a specified period as recommended by the Compensation Committee. A stock option may be in the form of an incentive stock option (“ISO”), which complies with Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or a nonqualified stock option. Each option granted under the plan vests in accordance with the schedule established by the Compensation Committee. The purchase price per share for each stock option granted under the 2006 Plan shall be established by the Compensation Committee at the award date, which in the case of an ISO shall not be less than 100% of fair market value of the Company’s Common Stock on the date of grant. In addition, the Compensation Committee may establish at the time of the award a maximum potential appreciation that may be delivered with respect to an option award.
The term of the stock option may not exceed ten years from the award date. In the event a participant terminates service from the company because of retirement, the participant generally will be given three years to exercise his or her vested options. In the event a participant terminates service from the company due to death or disability, the participant or his or her representative generally will be given 12 months to exercise his or her vested options. In the event a participant terminates service for reasons not specified above, he or she shall generally have the right to exercise all vested options for 90 days after termination of service. In the event a participant is terminated for cause, all unexercised options will immediately terminate.
The shares covered by a stock option may be purchased by (1) cash payment; (2) tendering (or attesting to ownership) shares of the Company’s Common Stock; (3) any combination of (1) or (2); or (4) any other means the Committee determines to be consistent with the 2006 Plan’s purposes and applicable law.
Restricted Stock and Restricted Stock Units. Restricted stock awards consist of shares of Common Stock that are awarded to a participant, subject to forfeiture if the conditions and restrictions established by the Compensation Committee are not met. These conditions may include, but are not limited to, continued service for a specified period and/or the achievement of specified performance goals. Restricted stock units are notional accounts that are valued solely by reference to shares of Common Stock. Restricted stock units may contain restrictions similar to those that apply to restricted stock, and are payable only in shares of Common Stock. Each restricted stock and restricted stock unit grant will be evidenced by an award agreement that will specify the applicable restrictions and any other terms and conditions applicable to the grant, as determined by the Compensation Committee.

The Compensation Committee may from time to time allow (or require, as to bonuses) selected employees and directors to defer the payment of any portion of their salary or bonuses or both into restricted stock units. All such deferral elections must comply with the terms of the 2006 Plan and the requirements of Code Section 409A.
Unless otherwise specified in an award agreement, participants holding shares of restricted stock may exercise full voting rights, and have the right to receive dividends and other distributions, with respect to those shares. The Company will retain the stock certificates representing shares of restricted stock in its possession until all the restrictions applicable to the shares have been satisfied and the shares vest. Dividends paid on vested restricted stock will be distributed to participants at the same as paid to other stockholders. Dividends paid on restricted stock during the restricted period will generally be paid as soon as practicable after the underlying shares vest. Dividend equivalents on restricted stock units may be paid as provided in the award agreement and as permitted under Code Section 409A.
The total number of shares of Common Stock that may be issued in the aggregate in connection with the awards of restricted stock cannot exceed 750,000.
Stock Appreciation Rights (“SARs”). The Compensation Committee may grant SARs to participants subject to the terms and conditions established by the Compensation Committee. The grant price of a SAR will be established by the Committee at the time of award; provided, however, that any SARs intended to be exempt from Code Section 409A will have a grant price equal to the fair market value of the Common Stock on the date of grant. The term of a SAR may not exceed ten years. When exercised, a SAR entitles the participant to a payment based on the excess of the fair market value of a share of Common Stock on the exercise date over the fair market value of a share of Common Stock on the grant date. Payment may be made, in the Compensation Committee’s discretion, in cash, shares, or any combination of the two.
The SAR award agreement will specify whether and under what circumstances the SAR may be exercised after the plan participant’s death, disability, retirement or other termination of employment.
Performance Shares and Other Awards. The Compensation Committee may make awards subject to the achievement of one or more performance goals in the form of Performance Shares. The applicable performance criteria are discussed below. In addition, the Compensation Committee may grant such other awards denominated or otherwise based on shares, including unrestricted shares, purely as a bonus and not subject to any restrictions or conditions, as deemed by the Compensation Committee to be consistent with the purposes of the Plan.
Performance Measurements. The Compensation Committee may subject the grant or vesting of awards under the 2006 Plan to various performance measurements. In general, performance measurements will be used to qualify awards as “performance-based” compensation under Code Section 162(m). The performance measurements permitted under the Plan are one or more of the following: net earnings; operating earnings or income; earnings growth; net income (absolute or competitive growth rates comparative); net income applicable to shares; cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital); earnings per share; return on shareholders’ equity (absolute or peer-group comparative); stock price (absolute or peer-group comparative); absolute and/or relative return on common shareholders’ equity; absolute and/or relative return on capital; absolute and/or relative return on assets; economic value added (income in excess of cost of capital); customer satisfaction; expense reduction; ratio of operating expenses to operating revenues; gross revenue or revenue by pre-defined business segment (absolute or competitive growth rates comparative); revenue backlog; or margins realized on delivered services.
General
In the event of a stock dividend, stock split or other change affecting the shares or share price of Common Stock, the Committee will adjust all shares of Common Stock available for issuance and outstanding under previously granted awards in an equitable manner as determined by the Compensation Committee. The Compensation Committee will also appropriately amend outstanding awards as to price and other terms. The

Committee will also appropriately adjust the shares reserved and available for distribution under the 2006 Plan.
Awards granted under the 2006 Plan shall not be transferable or assignable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by the Code). However, the 2006 Plan generally permits a participant to transfer nonstatutory stock options to certain trusts designated by the participant so long as such transfer or issuance is made as a gift (i.e., a transfer for no consideration) to his or her spouse or children.
The 2006 Plan also permits deferrals subject to several requirements intended to comply with Code Section 409A.
Change in Control
In the event of a “change in control” of the Company (as defined in the 2006 Plan), the Compensation Committee may provide that all unexercised stock options will become immediately and fully exercisable, all shares of restricted stock that have not yet vested will become immediately and fully vested, any remaining restrictions on the transferability of shares acquired pursuant to an award will immediately lapse, and any unpaid restricted stock units and SARs will be immediately paid to the participant.
Federal Income and Employment Tax Consequences
The Company has been advised that, based on the current provisions of the Code and regulations promulgated thereunder, the federal income tax consequences of the grant, vesting and exercise of awards under the 2006 Plan and the subsequent disposition of stock acquired thereby will be as described below. The following discussion addresses only the general federal income tax consequences of awards. Participants in the 2006 Plan are urged to consult their own tax advisers regarding the impact of federal, state and local taxes, the federal alternative minimum tax, and securities laws restrictions, given their individual situations. It is intended that the underlying benefits that are required to be treated as deferred compensation to which Internal Revenue Code section 409A is applicable, will comply with statute and the underlying agency guidance interpreting that section.

1.	In the case of an exercise of a non-qualified option or SAR, the participant will recognize ordinary income in an amount equal to the difference between the option exercise price (or SAR grant price) and the Fair Market Value of the Company’s Common Stock on the exercise date. Likewise, in the case of a common law employer-employee relationship, any amount recognized as ordinary income for income tax purposes will be also recognized as wages for FICA and FUTA purposes. This which will require reporting and payment of Old Age Survivors and Disability Insurance (“OASDI”), assuming the FICA-OASDI Taxable Wage Base has not been exceeded for the year of exercise, and Hospital Insurance (“HI”).

2.	In the case of an ISO, there is no tax liability at the time of exercise. However, the excess of the Fair Market Value of the Company’s Common Stock on the exercise date over the option price is included in the participant’s income for purposes of the alternative minimum tax. If no disposition of the ISO stock is made before the later of one year from the date of exercise or two years from the date the ISO is granted, the participant will realize a long-term capital gain or loss upon a sale of the stock equal to the difference between the option price and the sale price. If the stock is not held for the required period, it is considered to be a “disqualifying disposition,” and ordinary income tax treatment will generally apply to the amount of any gain at sale or exercise, whichever is less, and the balance of any gain or loss will be treated as capital gain or loss (long- term or short-term, depending on whether the shares have been held for more than one year). In an employer-employee relationship, if the stock received through the exercise of an ISO is held for the required period, and there is no disqualifying disposition, FICA and FUTA taxes will not apply.

3.	In the case of an award of restricted stock, the immediate federal income tax effect for the recipient will depend on the nature of the restrictions. Generally, the value of the Company’s Common Stock will not be taxable to the recipient as ordinary income until the year in which his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. However, the recipient may elect to recognize income when the stock is received, rather than when his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. If the recipient makes this election, the amount taxed to the recipient as ordinary income is determined as of the date of receipt of the restricted stock.

4.	In the case of all other awards, the participant generally will recognize ordinary income equal to value of the Common Stock received by the participant at the time of distribution, or if later, when such shares are no longer subject to a substantial risk of forfeiture. To the extent that such an award is considered as an award of deferred compensation, it will be likely, under application of the “special timing rule,” that its present value will be treated for employment tax purposes as wages and FICA and FUTA will be assessed at the later of the date of the performance of services or the elimination of a substantial risk of forfeiture for entitlement to the benefit.

5.	The Company will generally be allowed an income tax deduction simultaneous with, and equal to, the ordinary income recognized by the participant. The Company does not receive an income tax deduction as a result of the exercise of an ISO, provided that the ISO stock is held for the required period as described above.

6.	The Company may not deduct compensation of more that $1,000,000 that is paid in a taxable year to certain “covered employees” as defined in Section 162(m) of the Code. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that compensation attributable to stock options granted under the 2006 Plan is qualified performance-based compensation and therefore not subject to the deduction limit. This conclusion is based, in part, on the provision that imposes a limit of 250,000 options that may be granted to any person in one year.
Administration of the 2006 Plan
The 2006 Plan will be administered by the Compensation Committee, which has broad and exclusive authority to administer and interpret the 2006 Plan and its provisions, as it deems necessary and appropriate. All decisions made by the Compensation Committee are final and binding on all persons affected by such decisions.
The 2006 Plan may be amended by the Compensation Committee as it deems necessary or appropriate, except that any amendment for which stockholder approval is required for the Plan to continue to comply with the requirements of Section 162(m) of the Code must be approved by affirmative vote of the stockholders in the manner described in the following paragraph prior to becoming effective.

New Plan Benefits
No awards have been granted under the 2006 Plan. Because future awards under the 2006 Plan are discretionary and not yet determined, benefits to be received by individual participants are not determinable at this time and we have therefore not included a table estimating future awards. Information concerning certain past stock option grants is set forth under “Proposal 1 — Election of Directors.”
The 2006 Plan will become effective on the date it is approved. The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the 2006 Stock Plan, a quorum being present.
The Board of Directors recommends that stockholders vote “FOR” Proposal 2. Unless otherwise indicated, proxies solicited by the Board of Directors will be voted for the approval of the 2006 Stock Plan.

PROPOSAL 3
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors has re-appointed the accounting firm of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2006. A proposal to ratify this appointment will be presented at the Annual Meeting. PricewaterhouseCoopers LLP has audited our financial statements since 1992. A representative from PricewaterhouseCoopers LLP will be present at the Annual Meeting to make a statement, if desired, and respond to appropriate questions from stockholders.
Stockholder approval of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the appointment of PricewaterhouseCoopers LLP to stockholders for approval as a matter of good corporate practice. Should stockholders fail to ratify the appointment, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time if they determine that such a change would be in the best interests of the Company and its stockholders.
Fees Paid to PricewaterhouseCoopers LLP
Audit Fees. The aggregate fees of PricewaterhouseCoopers LLP for professional services rendered in connection with the audit of our annual financial statements for 2005, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for 2005, and for services rendered in connection with statutory and regulatory filings are estimated to be approximately $888,000, of which $503,000 had been billed as of October 31, 2005. The aggregate fees of PricewaterhouseCoopers LLP for 2004 were approximately $289,000.
Audit-Related Fees. The aggregate fees of PricewaterhouseCoopers LLP for professional services rendered in connection with employee benefit plans and acquisitions were approximately $52,000 and $72,000 for 2005 and 2004, respectively.
Tax Fees. The aggregate fees of PricewaterhouseCoopers LLP for professional services for tax planning, advice and compliance were approximately $75,000 and $175,000 for 2005 and 2004, respectively.
The fees of PricewaterhouseCoopers LLP are pre-approved by the Audit Committee in accordance with its policies and procedures. For 2005, 100% of the fees incurred were pre-approved. The Audit Committee has determined the rendering of non-audit professional services by PricewaterhouseCoopers LLP, as identified in “Tax Fees” above, is compatible with maintaining the auditor’s independence.
On June 30, 2004, we were notified by PricewaterhouseCoopers LLP that its global captive insurer made an investment in our common stock in mid-October 2003. PricewaterhouseCoopers LLP became aware of the investment in June 2004, at which time its investment position was liquidated. As a result, PricewaterhouseCoopers LLP was not independent when it issued its opinion with respect to our consolidated financial statements as of, and for the year ended, October 31, 2003. The Audit Committee has reviewed this matter in detail. The Audit Committee has considered the circumstances and effect of the loss of independence with respect to the audit of the fiscal year 2003 financial statements, the costs and other effects of engaging new independent auditors to re-audit the fiscal 2003 financial statements, and the fact that the Company is not aware of any impact on its fiscal 2003 financial statements from this lack of independence. The Audit Committee consulted with the outside legal counsel of the Company and the staff of the Securities and Exchange Commission in reaching its decision to not re-audit the fiscal 2003 financial statements and to continue the engagement of PricewaterhouseCoopers LLP as its independent auditors.

If a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the appointment of PricewaterhouseCoopers LLP. Abstentions will have the same effect as votes against the appointment, and non-votes will reduce the number of shares considered present and entitled to vote on the proposal.
The Board of Directors recommends that stockholders vote “FOR” Proposal 3. Unless otherwise indicated, proxies solicited by the Board will be voted to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

OTHER INFORMATION
The Board of Directors knows of no other matters that may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting calling for a vote of the stockholders, it is the intention of the persons named in the accompanying proxy card to vote on such matters in accordance with their best judgment.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than 10% of our Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and greater than 10% beneficial owners are required by the Securities and Exchange Commission’s regulations to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on a review of the copies of such forms furnished to the company and written representations from the executive officers and directors, the company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during 2005, except that David W. Smith, Executive Chairman of the Board, inadvertently failed to timely file two Form 4’s, and John T. (Ted) Sanders, Director, inadvertently failed to timely file one Form 4.
STOCKHOLDER COMMUNICATION WITH THE BOARD
We do not have a formal procedure for stockholder communication with our Board of Directors. In general, our Directors and Executive Officers are easily accessible by telephone, postal mail or electronic mail. Any matter intended for the Board, or for any individual member or members of the Board, can be directed to our Chief Executive Officer or Chief Financial Officer with a request to forward the same to the intended recipient. Alternatively, shareholders can direct correspondence to the Board, or any of its members, in care of the Company at the Company address. All such communications will be forwarded to the intended recipient unopened.
STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
The proxy rules of the Securities and Exchange Commission permit stockholders, after timely notice to issuers, to present proposals for stockholder action in issuer proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by issuer action in accordance with the proxy rules. Our annual meeting for the fiscal year ending October 31, 2006, is expected to be held on or about March 1, 2007, and proxy materials in connection with that meeting are expected to be mailed on or about January 31, 2007. Except as indicated below, to be included in next year’s proxy materials, stockholder proposals prepared in accordance with the proxy rules and our bylaws must be received by us on or before September 28, 2006. Additionally, our bylaws establish an advance notice procedure with regard to certain business to be brought before an Annual Meeting by stockholders and the nomination by stockholders of candidates for election as directors. In order to be brought before our Annual Meeting, notice of a stockholder proposal must be received by us after October 2, 2006 and on or before November 1, 2006, or such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e), and the persons named in proxies solicited by the Board of Directors for its 2007 Annual Meeting of Stockholders may exercise discretionary voting power with respect to such proposal.
BY THE ORDER OF THE BOARD OF DIRECTORS,
Steven R. Schuster
Corporate Secretary

Appendix A
PLATO Learning, Inc.
2006 Stock Incentive Plan
ARTICLE 1.     ESTABLISHMENT, OBJECTIVES AND DURATION
1.1 Establishment of the Plan. PLATO Learning, Inc., a Delaware corporation, hereby establishes this PLATO Learning, Inc. 2006 Stock Incentive Plan (the “Plan”) as set forth herein. Capitalized terms used but not otherwise defined herein will have the meanings given to them in Article 2. The Plan permits the grant of Nonstatutory Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, and other Stock Awards. In addition, the Plan provides the opportunity for the deferral of the payment of salary, bonuses and other forms of incentive compensation in accordance with Code Section 409A.
The Board of Directors of the Company approved the Plan on December 8, 2005. The Plan shall become effective upon its ratification by an affirmative vote at the annual meeting of stockholders of the Company to be held on March 2, 2006, and will remain in effect as provided in Section 1.3 hereof.
1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its business is largely dependent.
1.3 Duration of the Plan. The Plan will commence on the Effective Date, as described in Article 2, and will remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Article 15, until all Shares subject to it pursuant to Article 4 have been issued or transferred according to the Plan’s provisions. In no event may an Award be granted under the Plan on or after the tenth annual anniversary of the Effective Date.
ARTICLE 2.     DEFINITIONS
Whenever used in the Plan, the following terms have the meanings set forth below, and when the meaning is intended, the initial letter of the word is capitalized:
“Affiliates” means (a) for purposes of Incentive Stock Options, any corporation that is a Parent or Subsidiary of the Company, and (b) for all other purposes hereunder, an entity that is (directly or indirectly) controlled by, or controls, the Company.
“Award” means, individually or collectively, a grant under this Plan to a Participant of Nonstatutory Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares or other Stock Awards.
“Award Agreement” means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award or Awards granted to the Participant or the terms and provisions applicable to an election to defer compensation under Section 8.2.
“Board” or “Board of Directors” means the Board of Directors of the Company.
“Cause” shall have the meaning set forth in any employment, consulting, or other written agreement between the Participant and the Company or an Affiliate. If there is no employment, consulting, or other written agreement between the Participant and the Company or an Affiliate, or if such agreement does not define “Cause,” then “Cause” shall have the meaning specified by the Committee in connection with the grant of any Award; provided, that if the Committee does not so specify, “Cause” shall mean the Participant’s:

(a)	willful neglect of or continued failure to substantially perform his or her duties with or obligations for the Company or an Affiliate in any material respect (other than any such failure resulting from his or her incapacity due to physical or mental illness);

(b)	commission of a willful or grossly negligent act or the willful or grossly negligent omission to act that causes or is reasonably likely to cause material harm to the Company or an Affiliate; or

(c)	commission or conviction of, or plea of nolo contendere to, any felony or any crime materially injurious to the Company or an Affiliate.
An act or omission is “willful” for this purpose if it was knowingly done, or knowingly omitted, by the Participant in bad faith and without reasonable belief that the act or omission was in the best interest of the Company or an Affiliate. Determination of Cause shall be made by the Committee in its sole discretion, and may be applied retroactively if, after the Participant terminates Service, it is discovered that Cause occurred during Participant’s Service.
“Change in Control” means the occurrence of any one or more of the following:

(a)	Any person or persons acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of securities of the Company representing fifty percent (50%) or more of the voting power of the Company’s then outstanding stock; provided, however, that a Change in Control shall not be deemed to occur by virtue of any of the following acquisitions: (i) by the Company or any Affiliate, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, or (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities;

(b)	Any person or persons acting as a group acquires beneficial ownership of stock that, together with stock held by such person or group, constitutes more than fifty (50%) of the total fair market value or voting power of the Company’s then outstanding stock. The acquisition of Company stock by the Company in exchange for property, which reduces the number of outstanding Stock and increases the percentage ownership by any person to more than 50% of Company stock will be treated as a Change in Control;

(c)	Individuals who constitute the Board immediately after the Effective Date (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board during any 12-month period, provided that any person becoming a Director subsequent thereto whose election or nomination for election was approved by a vote of a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director, without written objection to such nomination) shall be an Incumbent Director, provided, however, that no individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(d)	Any person or persons acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value of at least forty percent (40%) of the total gross fair market value of all the assets of the Company immediately prior to such acquisition. For purposes of this section, gross fair market value means the value of the assets of the Company, or the value of the assets being disposes of, without regard to any liabilities associated with such assets. The event described in this paragraph (d) shall not be deemed to be a Change in Control if the assets are transferred to (i) any owner of Company stock in exchange for or with respect to the Company’s stock, (ii) an entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the entity’s total value or total voting power, (iii) any person that owns, directly or indirectly, fifty percent (50%) of the Company stock, (iv) an entity in which a person described in (d)(3) above owns at least fifty percent (50%) of the total value or voting power. For purposes of this section, and except as otherwise provided, a person’s status is determined immediately after the transfer of the assets; or

(e)	Upon the happening of any other event(s) designated in the Code, or regulations or guidance thereunder, as a Change in Control for purposes of Section 409A of the Code.

Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person owning more that fifty (50%) of the Company stock acquires additional Company stock. In no event will a Change in Control be deemed to have occurred, with respect to the Participant, if an employee benefit plan maintained by the Company or an Affiliate or the Participant is part of a purchasing group that consummates the transaction that would otherwise result in a Change in Control. The employee benefit plan or the Participant will be deemed “part of a purchasing group” for purposes of the preceding sentence if the plan or the Participant is an equity participant in the purchasing company or group, except where participation is: (i) passive ownership of less than two percent (2%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing directors.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” shall mean the Compensation Committee of the Board of Directors, the composition of which shall at all times satisfy the provisions of Code Section 162(m) and shall consist of at least two directors who are “independent directors” within the meaning of the NASDAQ marketplace rules, and “non-employee directors” within the meaning of Exchange Act Rule 16b-3.
“Company” means PLATO Learning, Inc., a Delaware corporation, and any successor thereto as provided in Article 19.
“Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render services to such entity and who is not a Director or an Employee.
“Director” means any individual who is a member of the Board of Directors.
“Disability” shall mean:

(a)	A physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan of the Company applicable to him or her;

(b)	If the Participant is not covered by such a long-term disability plan, disability as defined for purposes of eligibility for a disability award under the Social Security Act;

(c)	When used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Code Section 22(e)(3); or

(d)	Such other condition as may be determined by the Committee to constitute “disability” under Code Section 409A.
“Effective Date” means March 2, 2006 subject to the Plan’s adoption by the Board and approval of the Plan by the Company’s shareholders.
“Employee” means any person employed by the Company or an Affiliate in a common law employee-employer relationship. A Participant shall not cease to be an Employee for purposes of this Plan in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or among the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the one hundred and eighty-first (181st) day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

“Fair Market Value” of a Share on any given date shall be determined by the Committee as follows:

(a)	If the Share is listed for trading on the National Association of Securities Dealers, Inc. (NASDAQ) National Market System or one or more national securities exchanges, the last reported sales price on the NASDAQ or such principal exchange on the date in question, or if such Share shall not have been traded on such principal exchange on such date, the last reported sales price on the NASDAQ or such principal exchange on the first day prior thereto on which such Share was so traded;

(b)	If the Share is not listed for trading, by any means determined fair and reasonable by the Committee, which determination shall be final and binding on all parties; or

(c)	Where the Participant pays the Exercise Price and/or any related withholding taxes to the Company by tendering Shares issuable to the Participant upon exercise of an Option, the actual sale price of the Shares.
“Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.
“Non-statutory Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 that is not intended to meet the requirements of Code Section 422.
“Option” means an Incentive Stock Option or a Nonstatutory Stock Option, as described in Article 6.
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).
“Participant” means an Employee, Consultant or Director whom the Committee has selected to participate in the Plan pursuant to Section 5.2 and who has an Award outstanding under the Plan.
“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m) and any regulations promulgated thereunder.
“Performance Period” means the time period during which performance objectives must be met in order for a Participant to earn Performance Shares granted under Article 9.
“Performance Share” means an Award of Shares with an initial value equal to the Fair Market Value of a Share on the date of grant, which is based on the Participant’s attainment of certain performance objectives specified in the Award Agreement, as described in Article 9.
“Personal Leave” means a leave of absence as described in Section 5.3.
“Plan” means the PLATO Learning, Inc. 2006 Stock Incentive Plan, as set forth in this document, and as amended from time to time.
“Prior Plans” means the following equity incentive plans maintained by the Company: (i) TRO Learning, Inc. 1997 Stock Incentive Plan; (ii) TRO Learning, Inc. 1997 Non-Employee Directors Stock Option Plan; (iii) PLATO Learning, Inc. 2000 Stock Incentive Plan; (iv) PLATO Learning, Inc. 2000 Nonemployee Directors Stock Option Plan; and (v) PLATO Learning, Inc. 2002 Stock Plan, as amended and including its sub-plan, the PLATO Learning United Kingdom Share Option Plan.
“Restriction Period” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or the occurrence of other events as determined by the Committee, in its sole discretion) or the Restricted Stock is not vested.
“Restricted Stock” means a contingent grant of Shares awarded to a Participant pursuant to Article 8. The Shares awarded to the Participant will vest over the Restricted Period and according to the time-based or performance-based criteria, specified in the Award Agreement.
“Restricted Stock Unit” or “RSU” means a notional account established pursuant to an Award granted to a Participant, as described in Article 8, that is (a) valued solely by reference to Shares, (b) subject to restrictions specified in the Award Agreement, and (c) payable only in Shares. The RSUs awarded to the Participant will vest according to the time-based or performance-based criteria specified in the Award Agreement.
“Retirement” means Normal Retirement or Early Retirement. For purposes of this Plan, “Normal Retirement” means retirement from active employment with the Company and any Affiliate of the Company on or after age 65; or termination of employment on or after (a) reaching the age established by the Company as the normal retirement age in any employment agreement between the Participant and the Company or an Affiliate, or, in the absence of such an agreement (b) reaching age sixty-two with ten years of service with the Company or an Affiliate, provided the retirement is approved by the Chief Executive Officer of the Company, unless the Participant is an officer subject to Section 16 of the Exchange Act, in which case the retirement must be approved by the Committee. For purposes of this Plan, “Early Retirement” means retirement, with consent of the Committee at the time of retirement, from active employment with the Company and any Affiliate of the Company, when a minimum of 70 is determined by totaling the age of the employee and the number of years of service as an active employee with the Company.
“Service” means the provision of services to the Company or its Affiliates in the capacity of (i) an Employee, (ii) a Director, or (iii) a Consultant. For purposes of this Plan, the transfer of an Employee from the Company to an Affiliate, from an Affiliate to the Company or from an Affiliate to another Affiliate shall not be a termination of Service. However, if the Affiliate for which an Employee, Director or Consultant is providing services ceases to be an Affiliate of the Company due to a sale, transfer or other reason, and the Employee, Director or Consultant ceases to perform services for the Company or any Affiliate, the Employee, Director or Consultant shall incur a termination of Service.
“Shares” means the shares of common stock, $0.01 par value, of the Company, or any successor or predecessor equity interest in the Company.
“Stock Appreciation Right” or “SAR” means an Award of the contingent right to receive Shares or cash, as specified in the Award Agreement, in the future, based on the value, or the appreciation in the value, of Shares, pursuant to the terms of Article 7.
“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).
“Vested” means, with respect to an Option, that such Option has become fully or partly exercisable; provided, however, that notwithstanding its status as a Vested Option, an Option shall cease to be exercisable pursuant to (and while exercisable shall be subject to) such terms as are set forth herein and in the relevant Award Agreement. Similarly, terms such as “Vest,” “Vesting,” and “Unvested” shall be interpreted accordingly.
ARTICLE 3.     ADMINISTRATION
3.1 The Committee. The Plan will be administered by the Committee, or by any other committee appointed by the Board whose composition satisfies the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the regulations of Rule 16b-3 under the Exchange Act, the “independent director” requirements of the NASDAQ marketplace rules, and the “outside director” provisions of Code Section 162(m), or any successor regulations or provisions.
3.2 Authority of the Committee. Except as limited by law and subject to the provisions of this Plan, the Committee will have full power to: select Employees, Directors and Consultants to participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Article 16) amend the terms and conditions of any outstanding Award to the extent they are within the discretion of the Committee as provided in the Plan. Further, the Committee will make all other determinations that may be necessary or advisable to administer the Plan. As permitted by law and consistent with Section 3.1, the Committee may delegate some or all of its authority under the Plan, including to an officer of the Company to designate the Employees (other than such officer himself or herself) to receive Options and to determine the number of Shares subject to the Options such Employees will receive.
The duties of the Committee or its delegatee shall also include, but shall not be limited to, making disbursements and settlements of Awards, creating trusts, and determining whether to defer or accelerate the vesting of, or the lapsing of restrictions or risk of forfeiture with respect to, Options, Restricted Stock and Restricted Stock Units, and Stock Appreciation Rights. Subject only to compliance with the express provisions of the Plan, the Committee or its delegatee may act in its sole and absolute discretion in performing the duties specifically set forth in the preceding sentence and other duties under the Plan.
3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding on all persons, including, without limitation, the Company, its Board of Directors, its shareholders, all Affiliates, Employees, Participants and their estates and beneficiaries.
3.4 Change in Control. In the event of a Change in Control, the Committee shall have the discretion to accelerate the vesting of Awards, eliminate any restrictions applicable to Awards, deem the performance measures to be satisfied, or take such other action as it deems appropriate, in its sole discretion.
ARTICLE 4.     SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS
4.1 Number of Shares Available for Awards.

(a)	Subject to adjustment as provided below and in Sections 4.2 and 4.3, the maximum number of Shares that may be issued or transferred to Participants under the Plan will be 1,750,000 Shares, which represents the number of Shares available for the grant of future awards under the Company’s Prior Plans as of the Effective Date. No additional awards will be made under any Prior Plan on or after the Effective Date. Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock. Notwithstanding anything to the contrary contained herein: (i) all Shares covered by a SAR or Option shall be considered issued or transferred pursuant to the Plan to the extent it is exercised and without regard to whether Shares are actually issued to the Participant upon such exercise; and (ii) the aggregate plan limit above shall not be increased by Shares tendered in payment of an Option Exercise Price, Shares withheld by the company to satisfy a tax withholding obligation, or Shares repurchased by the Company with Exercise Price proceeds from the Participant.

(b)	The total number of Shares that may be issued or transferred in connection with the Awards of Restricted Stock, Restricted Stock Units, Performance Shares or other full value Stock Awards shall not exceed 750,000. The maximum number of Shares that may be issued or transferred to Participants as Incentive Stock Options is 100,000. The maximum number of Shares and Share equivalent units that may be granted during any calendar year to any one Participant under all types of Awards available under the Plan is 250,000 (on an aggregate basis); provided, however, that (i) the foregoing limit will apply whether the Awards are paid in Shares or in cash; and (ii) the Participant in connection with his or her first year of Service may be granted an additional Award covering not more than an additional 200,000 Shares, which shall not count against the limits set forth initially in this sentence. All limits described in this Section 4.1(b) are subject to adjustment as provided in Section 4.3.
4.2 Lapsed Awards. Any Shares subject to an Award under the Plan or the Prior Plan that, on or after the Effective Date, are forfeited, canceled, settled or otherwise terminated without a distribution of Shares to a Participant will revert to the Plan and thereafter be deemed to be available again for Award.
4.3 Adjustments in Authorized Shares.

(a)	In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, split-up, share combination, or other such change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights and provided that the number of Shares subject to any Award shall always be a whole number.

(b)	Fractional Shares resulting from any adjustment in Awards pursuant to this section may be settled in cash or otherwise as the Committee determines. The Company will give notice of any adjustment to each Participant who holds an Award that has been adjusted and the adjustment (whether or not that notice is given) will be effective and binding for all Plan purposes.

ARTICLE 5.     ELIGIBILITY AND PARTICIPATION
5.1 Eligibility. An Employee shall be deemed eligible for participation upon such Employee’s first day of employment. Additionally, non-Employee Directors and Consultants and/or their representatives who are chosen from time to time at the sole discretion of the Company to receive one or more Awards are also eligible to participate in the Plan.
5.2 Actual Participation. Subject to the provisions of the Plan, the Committee will, from time to time, select those Employees, non-Employee Directors and Consultants to whom Awards will be granted, and will determine the nature and amount of each Award.
5.3 Personal Leave Status.

(a)	Notwithstanding anything in the Plan to the contrary, the Committee, in its sole discretion, reserves the right to designate a Participant’s leave of absence as “Personal Leave.” No Options shall be granted to a Participant during Personal Leave. A Participant’s Unvested Options shall remain Unvested during such Personal Leave and the time spent on such Personal Leave shall not count towards the Vesting of such Options. A Participant’s Vested Options that may be exercised pursuant to Section 6.6 hereof shall remain exercisable upon commencement of Personal Leave until the earlier of (i) a period of one year from the date of commencement of such Personal Leave; or (ii) the remaining exercise period of such Options. Notwithstanding the foregoing, if a Participant returns to the Company from a Personal Leave of less than one year and the Participant’s Options have not lapsed, the Options shall remain exercisable for the remaining exercise period as provided at the time of grant and subject to the conditions contained herein.

(b)	The Committee, in its sole discretion, may waive or alter the provisions of this Section 5.3 with respect to any Participant. The waiver or alteration of such provisions with respect to any Participant shall have no effect on any other Participant.
ARTICLE 6.     OPTIONS
6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees, non-Employee Directors and Consultants in the number, and upon the terms, and at any time and from time to time, as determined by the Committee.
6.2 Award Agreement. Each Option grant will be evidenced by an Award Agreement that specifies the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, the manner, time and rate of exercise or Vesting of the Option, and such other provisions as the Committee determines. The Award Agreement will also specify whether the Option is intended to be an ISO or an NQSO.
6.3 Exercise Price. The Exercise Price for each Share subject to an Option will be determined by the Committee; provided, however, that the exercise price of Incentive Stock Options shall in all cases be equal or greater to the Fair Market Value on the date the Option is granted.
6.4 Duration of Options. Each Option will expire at the time determined by the Committee at the time of grant, but no later than the tenth anniversary of the date of its grant.
6.5 Dividend Equivalents. The Committee may, but will not be required to, provide under an agreement for payments in connection with Options that are equivalent to dividends declared and paid on the Shares underlying the Options prior to the date of exercise. Such dividend equivalent agreement shall be separate and apart from the Award Agreement and shall be designed to comply separately with Code Section 409A.
6.6 Exercise of Options. Options will be exercisable at such times and be subject to such restrictions and conditions as the Committee in each instance approves, which need not be the same for each Award or for each Participant.
6.7 Payment. The holder of an Option may exercise the Option only by delivering a written notice, or if permitted by the Committee, in its discretion and in accordance with procedures adopted by it, by delivering an electronic notice of exercise to the Company setting forth the number of Shares as to which the Option is to be exercised, together with full payment at the Exercise Price for the Shares and any withholding tax relating to the exercise of the Option.
The Exercise Price and any related withholding taxes will be payable to the Company in full either: (a) in cash, or its equivalent, in United States dollars; (b) if permitted in the governing Award Agreement, by tendering Shares owned by the Participant duly endorsed for transfer to the Company, or Shares issuable to the Participant upon exercise of the Option; or (c) any combination of (a) and (b); or (d) by any other means the Committee determines to be consistent with the Plan’s purposes and applicable law. The Committee, in its discretion, may require that no Shares may be tendered until such Shares have been owned by the Participant for at least six months (or such other period determined by the Committee).
6.8 Special Provisions for ISOs. Notwithstanding any other provision of this Article 6, the following special provisions shall apply to any Award of Incentive Stock Options:

(a)	The Committee may award Incentive Stock Options only to Employees.

(b)	An Option will not constitute an Incentive Stock Option under this Plan to the extent it would cause the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable by the Participant for the first time during a calendar year (under all plans of the Company and its Affiliates) to exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(c)	If the Employee to whom the Incentive Stock Option is granted owns stock possessing more than ten (10%) percent of the total combined voting power of all classes of the Company or any Affiliate, then: (i) the exercise Price for each Share subject to an Option will be at least one hundred ten percent (110%) of the Fair Market Value of the Share on the Effective Date of the Award; and (ii) the Option will expire upon the earlier of (A) the time specified by the Committee in the Award Agreement, or (B) the fifth anniversary of the date of grant.

(d)	No Option that is intended to be an Incentive Stock Option may be granted under the Plan until the Company’s shareholders approve the Plan. If such shareholder approval is not obtained within 12 months after the Board’s adoption of the Plan, then no Options may be granted under the Plan that are intended to be Incentive Stock Options. No Option that is intended to be an Incentive Stock Option may be granted under the Plan after the tenth anniversary of the date the Company adopted the Plan or the Company’s shareholders approved the Plan, whichever is earlier.

(e)	An Incentive Stock Option must be exercised, if at all, by the earliest of (i) the time specified in the Award Agreement, (ii) three months after the Participant’s termination of Service for a reason other than death or Disability, or (iii) twelve months after the Participant’s termination of Service for death or Disability.

(f)	An Option that is intended but fails to be an ISO shall be treated as an NQSO for purposes of the Plan.
6.9 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired through exercise of an Option as it deems necessary or advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Shares are then listed or traded, and under any blue sky or state securities laws applicable to the Shares.
6.10 Termination of Service. Unless the applicable Award Agreement provides otherwise and subject to Section 6.8(e):

(a)	If a Participant’s Service with the Company and any Affiliate terminates by reason of death, any Option may thereafter be exercised, to the extent then exercisable, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, but may not be exercised after twelve months from the date of such death or the expiration of the stated term of the Option, whichever period is shorter. In the event of termination of Service by reason of death, if, pursuant to its terms, any Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, the Option will thereafter be treated as a Nonstatutory Stock Option. Options that are not exercisable at the time of Participant’s death shall expire at the close of business on the date of death.

(b)	If a Participant’s Service with the Company and any Affiliate terminates by reason of Disability, any Option held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability, but may not be exercised after twelve months from the date of such termination of Service or the expiration of the stated term of the Option, whichever period is the shorter. In the event of termination of Service by reason of Disability, if, pursuant to its terms, any Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, the Option will thereafter be treated as a Nonstatutory Stock Option. Options that are not exercisable at the time of such termination of Service shall expire at the close of business on the date of such termination.

(c)	If a Participant’s Service with the Company and any Affiliate terminates by reason of Retirement, any Option held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination due to Retirement, but may not be exercised after thirty-six months from the date of such termination of Service or the expiration of the stated term of the Option, whichever period is the shorter. In the event of termination of Service by reason of Retirement, if, pursuant to its terms, any Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, the Option will thereafter be treated as a Nonstatutory Stock Option. Options that are not exercisable at the time of such termination of Service by reason of Retirement shall expire at the close of business on the date of such termination.

(d)	If a Participant’s Service terminates for any reason other than Death, Disability or Retirement, any Option held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after 90 days after such termination, or the expiration of the stated term of the Option, whichever period is the shorter. In the event of termination of Service by reason other than Death, Disability or Retirement and if pursuant to its terms any Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, the Option will thereafter be treated as a Nonstatutory Stock Option. Options that are not exercisable at the time of such termination of Service shall expire at the close of business on the date of such termination. In the event a Participant’s Service with the Company is terminated for Cause, all unexercised Options granted to such Participant shall immediately terminate.
Each Option Award Agreement will set forth the extent to which the Participant has the right to exercise the Option after his or her termination of Service. These terms will be determined by the Committee in its sole discretion, need not be uniform among all Options, and may reflect, among other things, distinctions based on the reasons for termination of Service. However, notwithstanding any other provision herein to the contrary, no additional Options will Vest after a Participant’s Service ceases or has terminated for any reason, whether such cessation or termination is lawful or unlawful.

6.11 Maximum Value Options. The Committee may establish, in an Option Award Agreement, a maximum potential appreciation that may be delivered with respect to the Participant’s Options. In the event a Participant exercises his or her Options when the Fair Market Value of the Shares exceeds the maximum potential appreciation threshold set forth in the Award Agreement, the number of Shares delivered to the Participant upon exercise will be reduced as necessary to effect the maximum value restriction.
ARTICLE 7.     STOCK APPRECIATION RIGHTS
7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time, as determined by the Committee. Within the limits of Article 4, the Committee will have sole discretion to determine the number of SARs granted to each Participant and, consistent with the provisions of the Plan, to determine the terms and conditions pertaining to SARs.
The grant price for any SAR shall be determined by the Committee, but the grant price for any SAR intended to be exempt from Code Section 409A shall in all cases be equal or greater to the Fair Market Value on the date the Option is granted. If the Committee determines that an SAR shall have a grant price that at any time can be less than the Fair Market Value on the date of grant, such SAR shall be subject to the provisions of Article 13 of the Plan.
7.2 Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.
7.3 Award Agreement. Each SAR grant will be evidenced by an Award Agreement that specifies the grant price, whether settlement of the SAR will be made in cash or in Shares, the term of the SAR and such other provisions as the Committee determines.
7.4 Term of SAR. The term of a SAR will be determined by the Committee, in its sole discretion, but may not exceed ten years.
7.5 Payment of SAR Amount. Upon exercise of a SAR with respect to a Share, a Participant will be entitled to receive an amount equal to the excess, if any, of the Fair Market Value on the date of exercise of the SAR over the grant price specified in the Award Agreement. At the discretion of the Committee, the payment that may become due upon SAR exercise may be made in cash, in Shares or in any combination of the two.
7.6 Termination of Service. Each SAR Award Agreement will set forth the extent to which the Participant has the right to exercise the SAR after his or her termination of Service. These terms will be determined by the Committee, in its sole discretion, need not be uniform among all SARs issued under the Plan, and may reflect, among other things, distinctions based on the reasons for termination of Service.
ARTICLE 8.     RESTRICTED STOCK AND RESTRICTED STOCK UNITS
8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee may, at any time and from time to time, grant Restricted Stock or Restricted Stock Units to Participants in such amounts as it determines.
8.2 Deferral of Compensation into Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee may, at any time and from time to time, allow (or require, as to bonuses) selected Employees and Directors to defer the payment of any portion of their salary or bonuses or both pursuant to this section. A Participant’s deferral under this section will be credited to the Participant in the form of Shares of Restricted Stock Units. The Committee will establish rules and procedures for the deferrals, as it deems appropriate and in accordance with Article 13 of the Plan.
If a Participant’s compensation is deferred under this Section 8.2, he or she will be credited, as of the date specified in the Award Agreement, with a number of Restricted Stock Units no less than the amount of the deferral divided by the Fair Market Value on that date, rounded to the nearest whole unit.

8.3 Award Agreement. Each grant of Restricted Stock or Restricted Stock Units will be evidenced by an Award Agreement that specifies the Restriction Periods, the number of Shares or Share equivalent units granted, and such other provisions as the Committee determines.
8.4 Other Restrictions. Subject to Article 12, the Committee may impose such other conditions or restrictions on any Restricted Stock or Restricted Stock Units as it deems advisable, including, without limitation, restrictions based upon the achievement of specific performance objectives (Company-wide, business unit, individual, or any combination of them), time-based restrictions on vesting, and restrictions under applicable federal or state securities laws. The Committee may provide that restrictions established under this Section 8.4 as to any given Award will lapse all at once or in installments.
The Company will retain the certificates representing Shares of Restricted Stock in its possession until all conditions and restrictions applicable to the Shares have been satisfied.
8.5 Payment of Awards. Except as otherwise provided in this Article 8, Shares covered by each Restricted Stock grant will become freely transferable by the Participant after the last day of the applicable Restriction Period, and Share equivalent units covered by a Restricted Unit will be paid out in Shares to the Participant following the last day of the applicable Restriction Period, or on the date provided in the Award Agreement.
8.6 Voting Rights. During the Restriction Period, Participants holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares.
8.7 Dividends and Other Distributions. During the Restriction Period, Participants awarded Shares of Restricted Stock hereunder will be credited with regular cash dividends paid on those Shares. Dividends on vested Shares shall be paid as soon as practicable as dividends are received by other Company shareholders. Dividends on unvested Shares shall be subject to the same vesting conditions as the underlying Shares, and will be targeted to be paid within 2 1/2 months following the end of the calendar year in which the underlying Shares vest, but shall be paid no later than the end of the calendar year following the year in which the underlying Shares vest unless otherwise deferred pursuant to Article 13.
An Award Agreement may provide that, during the Restriction Period, Participants awarded Restricted Stock Units shall be credited with regular cash dividend equivalents paid with respect to those Share equivalent units. Distribution of such dividend equivalents shall be made at such time as permissible under Code Section 409A and the regulations and guidance issued thereunder.
8.8 Termination of Service. Each Award Agreement will set forth the extent to which the Participant has the right to retain unvested Restricted Stock or Restricted Stock Units after his or her termination of Service. These terms will be determined by the Committee in its sole discretion, need not be uniform among all Awards of Restricted Stock, and may reflect, among other things, distinctions based on the reasons for termination of Service.
ARTICLE 9.     PERFORMANCE SHARES
9.1 Grant of Performance Shares. Subject to the terms of the Plan, Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee determines. The Award of Performance Shares may be based on the Participant’s attainment of performance objectives, or the vesting of an Award of Performance Shares may be based on the Participant’s attainment of performance objectives, each as described in this Article 9.
9.2 Value of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value on the date of grant. The Committee will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value (or both) of Performance Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance objectives must be met will be called a “Performance Period” and will be set by the Committee in its discretion.
9.3 Earning of Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive payout on the number and value of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved.
9.4 Award Agreement. Each grant of Performance Shares will be evidenced by an Award Agreement specifying the material terms and conditions of the Award (including the form of payment of earned Performance Shares), and such other provisions as the Committee determines.
9.5 Form and Timing of Payment of Performance Shares. Except as provided in Article 13, the target payment date of earned Performance Shares will be within the first two and one-half (2 1/2) months following the end of the later of the calendar year or tax year of the Company in which the Performance Shares is earned, but in no event later than the end of the calendar year following the calendar year in which the Performance Share is earned. The Committee will pay earned Performance Shares in the form of cash, in Shares, or in a combination of cash and Shares, as specified in the Award Agreement. Performance Shares may be paid subject to any restrictions deemed appropriate by the Committee.
9.6 Termination of Service. Each Award Agreement will set forth the extent to which the Participant has the right to retain Performance Shares after his or her termination of Service. These terms will be determined by the Committee, in its sole discretion, need not be uniform among all Awards of Performance Shares, and may reflect, among other things, distinctions based on the reasons for termination of Service.
ARTICLE 10.     OTHER STOCK AWARDS
Subject to the terms of the Plan, other Stock Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee determines.
ARTICLE 11.     PERFORMANCE MEASURES
Unless and until the Committee proposes and the Company’s shareholders approve a change in the general performance measures set forth in this Article 11, the performance measure(s) to be used for purposes of Awards designed to qualify for the Performance-Based Exception will be chosen from among the following alternatives (or in any combination of such alternatives):
      (a)  net earnings;
      (b)  operating earnings or income;
      (c)  earnings growth;
      (d)  net income (absolute or competitive growth rates comparative);
      (e)  net income applicable to Shares;
      (f)  cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of             capital;
      (g)  earnings per Share;
      (h)  return on shareholders’ equity (absolute or peer-group comparative);
      (i)   stock price (absolute or peer-group comparative);
      (j)   absolute and/or relative return on common shareholders’ equity;
      (k)  absolute and/or relative return on capital;
      (l)   absolute and/or relative return on assets;
      (m) economic value added (income in excess of cost of capital);
      (n)  customer satisfaction;
      (o)  expense reduction;

      (p)  ratio of operating expenses to operating revenues;
      (q)  gross revenue or revenue by pre-defined business segment (absolute or competitive growth rates comparative);
      (r)  revenue backlog; and
      (s)  margins realized on delivered services.
The Committee will have the discretion to adjust targets set for preestablished performance objectives; however, Awards designed to qualify for the Performance-Based Exception may not be adjusted upward, except to the extent permitted under Code Section 162(m), to reflect accounting changes or other events.
If Code Section 162(m) or other applicable tax or securities laws change to allow the Committee discretion to change the types of performance measures without obtaining shareholder approval, the Committee will have sole discretion to make such changes without obtaining shareholder approval. In addition, if the Committee determines it is advisable to grant Awards that will not qualify for the Performance-Based Exception, the Committee may grant Awards that do not so qualify.
ARTICLE 12.     BENEFICIARY DESIGNATION
Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case the Participant should die before receiving any or all of his or her Plan benefits. Each beneficiary designation will revoke all prior designations by the same Participant, must be in a form prescribed by the Committee, and must be made during the Participant’s lifetime. If the Participant’s designated beneficiary predeceases the Participant or no beneficiary has been designated, benefits remaining unpaid at the Participant’s death will be paid to the Participant’s estate or other entity described in the Participant’s Award Agreement.
ARTICLE 13.     DEFERRALS AND CODE SECTION 409A
13.1 Purpose. As provided in an Award Agreement, the Committee may permit or require a Participant to defer receipt of cash or Shares that would otherwise be due to him or her under the Plan or otherwise create a deferred compensation arrangement (as defined in Code Section 409A and the applicable regulations and guidance thereunder) in accordance with this Article 13.
13.2 Initial Deferral Elections. The deferral of an Award or compensation otherwise payable to the Participant shall be set forth in the terms of the Award Agreement or as elected by the Participant pursuant to such rules and procedures as the Committee may establish. Any such initial deferral election by a Participant will designate a time and form of payment and shall be made at such time as provided below:

(a)	A Participant may make a deferral election with respect to an Award (or compensation giving rise thereto) at any time in any calendar year preceding the year in which services giving rise to such compensation or Award are rendered.

(b)	In the case of the first year in which a Participant becomes eligible to receive an Award or defer compensation under the Plan (aggregating other plans of its type as defined in Section 1.409A-1(c) of the applicable regulations), the Participant may make a deferral election within 30 days after the date the Participant becomes eligible to participate in the Plan; provided, that such election may apply only with respect to the portion of the Award or compensation attributable to services to be performed subsequent to the election.

(c)	Where the grant of an Award or payment of compensation, or their vesting is conditioned upon the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least 12 consecutive months in which the Participant performs Service, a Participant may make a deferral election no later 6 months prior to the end of the applicable performance period.

(d)	Where the vesting of an Award is contingent upon the Participant’s continued Service for a period of no less than 13 months, the Participant may make a deferral election within 30 days of receiving an Award.

(e)	A Participant may make a deferral election in other circumstances and at such times as may be permitted under Code Section 409A and any regulations or guidance thereunder.
13.3 Distribution Dates. Any deferred compensation arrangement created under the Plan shall be distributed at such times as provided in the Award Agreement, which may be upon the earliest or latest of one or more of the following:

(a)	A fixed date as set forth in the Award Agreement or pursuant to a Participant’s election;

(b)	the Participant’s death;

(c)	the Participant’s Disability;

(d)	a Change in Control;

(e)	an Unforeseeable Emergency, as defined in Section 409A and implemented by the Committee;

(f)	a Participant’s termination of Service, or in the case of a Key Employee (as defined in Code Section 409A) six months following the Participant’s termination of Service; or

(g)	such other events as permitted under Code Section 409A and the regulations and guidance thereunder.
13.4 Restrictions on Distributions. No distribution may be made pursuant to the Plan if the Committee reasonably determines that such distribution would (i) violate Federal securities laws or other applicable law; (ii) be nondeductible pursuant to Code Section 162(m); or (iii) violate a loan covenant or similar contractual requirement of the Company causing material harm to the Company. In any such case, distribution shall be made at the earliest date at which Company determines such distribution would not trigger clauses (i), (ii) or (iii) above.
13.5 Redeferrals. The Company, in its discretion, may permit Executive to make a subsequent election to delay a distribution date, or, as applicable, to change the form distribution payments, attributable to one or more events triggering a distribution, so long as (i) such election may not take effect until at least twelve (12) months after the election is made, (ii) such election defers the distribution for a period of not less than five years from the date such distribution would otherwise have been made, and (iii) such election may not be made less than twelve (12) months prior to the date the distribution was to be made.
13.6 Termination of Deferred Compensation Arrangements. In addition, the Company may in its discretion terminate the deferred compensation arrangements created under this Plan subject to the following:

(a)	the arrangement may be terminated within the 30 days preceding, or 12 months following, a Change in Control provided that all payments under such arrangement are distributed in full within 12 months after termination;

(b)	the arrangement may be terminated in the Company’s discretion at any time provided that (i) all deferred compensation arrangements of similar type maintained by the Company are terminated, (ii) all payments are made at least 12 months and no more than 24 months after the termination, and (iii) the Company does not adopt a new arrangement of similar type for a period of five years following the termination of the arrangement;

(c)	the arrangement may be terminated within 12 months of a corporate dissolution taxed under Code Section 331 or with the approval of a bankruptcy court pursuant to 11 U.S.C. 503(b)(1)(A) provided that the payments under the arrangement are distributed by the latest of the (i) the end of the calendar year of the termination, (ii) the calendar year in which such payments are fully vested, or (iii) the first calendar year in which such payment is administratively practicable.

ARTICLE 14.     RIGHTS OF PARTICIPANTS
14.1 Employment and Service. Nothing in the Plan will confer upon any Participant any right to continue in the employ or Service of the Company or any Affiliate, or interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or Service at any time.
14.2 Participation. No Employee, Consultant or Director will have the right to receive an Award under this Plan, or, having received any Award, to receive a future Award.
ARTICLE 15.     AMENDMENT, MODIFICATION AND TERMINATION
15.1 Amendment, Modification and Termination. The Committee may at any time and from time to time, alter, amend, modify or terminate the Plan in whole or in part. The Committee will not, however, increase the number of Shares that may be issued or transferred to Participants under the Plan, as described in the first sentence of Section 4.1 (and subject to adjustment as provided in Sections 4.2 and 4.3).
Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not already exercised) and grant new Awards in substitution of them (to the extent not already exercised). The Committee will not, however, modify any outstanding Option so as to specify a lower Exercise Price, without the approval of the Company’s shareholders. Notwithstanding the foregoing, no modification of an Award will materially alter or impair any rights or obligations under any Award already granted under the Plan, without the prior written consent of the Participant.
15.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3) affecting the Company or its financial statements, or in recognition of changes in applicable laws, regulations, or accounting principles, and, whenever the Committee determines that adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee may, using reasonable care, make adjustments in the terms and conditions of, and the criteria included in, Awards. In case of an Award designed to qualify for the Performance-Based Exception, the Committee will take care not to make an adjustment that would disqualify the Award.
15.3 Awards Previously Granted. No termination, amendment or modification of the Plan will adversely affect in any material way any Award already granted, without the written consent of the Participant who holds the Award.
15.4 Compliance with Code Section 162(m). Awards will comply with the requirements of Code Section 162(m), if the Committee determines that such compliance is desired with respect to an Award available for grant under the Plan. In addition, if changes are made to Code Section 162(m) to permit greater flexibility as to any Award available under the Plan, the Committee may, subject to this Article 15, make any adjustments it deems appropriate.
ARTICLE 16.     NONTRANSFERABILITY OF AWARDS.
Except as otherwise provided in a Participant’s Award Agreement, no Option, SAR, Performance Share, Restricted Stock, or Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Code Section 414(p)). All rights with respect to Performance Shares, Restricted Stock and Restricted Stock Units will be available during the Participant’s lifetime only to the Participant or his or her guardian or legal representative. Except as otherwise provided in a Participant’s Award Agreement or in paragraph (a) below, all Options and SARs will be exercisable during the Participant’s lifetime only by the Participant or his or her guardian or legal representative. The Participant’s beneficiary may exercise the Participant’s rights to the extent they are exercisable under the Plan following the Participant’s death. The Committee may, in its discretion, require a Participant’s guardian, legal representative or beneficiary to supply it with the evidence the Committee deems necessary to establish the authority of the guardian, legal representative or beneficiary to act on behalf of the Participant.

(a)	Notwithstanding the foregoing, with respect to any Nonstatutory Stock Options, each Participant shall be permitted at all times to transfer any or all of the Options, or, in the event the Options have not yet been issued to the Participant, the Company shall be permitted to issue any or all of the Options, to certain trusts designated by the Participant as long as such transfer or issuance is made as a gift (i.e., a transfer for no consideration, with donative intent), whether during lifetime or to take effect upon (or as a consequence of) his or her death, to his or her spouse or children. Gifts in trust shall be deemed gifts to every beneficiary and contingent beneficiary, and so shall not be permitted under this paragraph (a) if the beneficiaries or contingent beneficiaries shall include anyone other than such spouse or children. Transfers to a spouse or child for consideration, regardless of the amount, shall not be permitted under this Section.

(b)	Any Options issued or transferred under this Article 16 shall be subject to all terms and conditions contained in the Plan and the applicable Award Agreement. If the Committee makes an Option transferable, such Option shall contain such additional terms and conditions, as the Committee deems appropriate.
ARTICLE 17.     WITHHOLDING
17.1 Tax Withholding. The Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum amount necessary to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising under this Plan.
17.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, the Company may satisfy the minimum withholding requirement for supplemental wages, in whole or in part, by withholding Shares having a Fair Market Value (determined on the date the Participant recognizes taxable income on the Award) equal to the minimum withholding tax required to be collected on the transaction. The Participant may elect, subject to the approval of the Committee, to deliver the necessary funds to satisfy the withholding obligation to the Company, in which case there will be no reduction in the Shares otherwise distributable to the Participant.
ARTICLE 18.     INDEMNIFICATION
Each person who is or has been a member of the Committee or the Board, and any officer or Employee to whom the Committee has delegated authority under Section 3.1 or 3.2 of the Plan, will be indemnified and held harmless by the Company from and against any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or as a result of any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken, or failure to act, under the Plan. Each such person will also be indemnified and held harmless by the Company from and against any and all amounts paid by him or her in a settlement approved by the Company, or paid by him or her in satisfaction of any judgment, of or in a claim, action, suit or proceeding against him or her and described in the previous sentence, so long as he or she gives the Company an opportunity, at its own expense, to handle and defend the claim, action, suit or proceeding before he or she undertakes to handle and defend it. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which a person who is or has been a member of the Committee or the Board may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or her or hold him or her harmless.

ARTICLE 19.     SUCCESSORS
All obligations of the Company under the Plan or any Award Agreement will be binding on any successor to the Company, whether the existence of the successor results from a direct or indirect purchase of all or substantially all of the business or assets of the Company or both, or a merger, consolidation, or otherwise.
ARTICLE 20.     BREACH OF RESTRICTIVE COVENANTS
An Award Agreement may provide that, notwithstanding any other provision of this Plan to the contrary, if the Participant breaches any competition, nonsolicitation or nondisclosure provisions contained in the Award Agreement, whether during or after termination of Service, the Participant will forfeit:

(a)	any and all Awards granted or transferred to him or her under the Plan, including Awards that have become Vested; and

(b)	the profit the Participant has realized on the exercise of any Options, which is the difference between the Exercise Price of the Options and the applicable Fair Market Value of the Shares (the Participant may be required to repay such difference to the Company).
ARTICLE 21.     LEGAL CONSTRUCTION
21.1 Number. Except where otherwise indicated by the context, any plural term used in this Plan includes the singular and a singular term includes the plural.
21.2 Severability. If any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.
21.3 Requirements of Law. The granting of Awards and the issuance of Share or cash payouts under the Plan will be subject to all applicable laws, rules, and regulations, and to any approvals by governmental agencies or national securities exchanges as may be required.
21.4 Securities Law Compliance. As to any individual who is, on the relevant date, an officer, director or ten percent beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act, or any successor rule. To the extent any provision of the Plan or action by the Committee fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.
If at any time the Committee determines that exercising an Option or SAR or issuing Shares pursuant to an Award would violate applicable securities laws, the Option or SAR will not be exercisable, and the Company will not be required to issue Shares. The Company may require a Participant to make written representations it deems necessary or desirable to comply with applicable securities laws. No person who acquires Shares under the Plan may sell the Shares, unless he or she makes the offer and sale pursuant to an effective registration statement under the Exchange Act, which is current and includes the Shares to be sold, or an exemption from the registration requirements of the Exchange Act.
21.5 Awards to Foreign Nationals and Employees Outside the United States. To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practice and to further the purposes of this Plan, the Committee may, without amending the Plan, (i) establish rules applicable to Awards granted to Participants who are foreign nationals or are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (ii) grant Awards to such Participants in accordance with those rules.
21.6 Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, the Participant’s rights are no greater than those of a general creditor of the Company. The

Committee may authorize the establishment of trusts or other arrangements to meet the obligations created under the Plan, so long as the arrangement does not cause the Plan to lose its legal status as an unfunded plan.
21.7 Governing Law. To the extent not preempted by federal law, the Plan and all agreements hereunder will be construed in accordance with and governed by the laws of the State of Minnesota.
21.8 Electronic Delivery and Evidence of Award. The Company may deliver by email or other electronic means (including posting on a web site maintained by the Company or by a third party) all documents relating to the Plan or any Award hereunder (including, without limitation, any Award Agreement and prospectus required by the SEC) and all other documents that the Company is required to deliver to its securities holders (including, without limitation, annual reports and proxy statements). In addition, evidence of an Award may be in electronic form, may be limited to notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Participant. Any Shares that become deliverable to the Participant pursuant to the Plan may be issued in certificate form in the name of the Participant or in book entry form in the name of the Participant.
21.9 No Limitation on Rights of the Company. The grant of the Award does not and will not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.
21.10 Participant to Have No Rights as a Shareholder. Before the date as of which he or she is recorded on the books of the Company as the holder of any Shares underlying an Award, a Participant will have no rights as a shareholder with respect to those Shares.

PLATO LEARNING, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, March 2, 2006
2:30 p.m.

Sofitel Minneapolis
5601 West 78th Street
Bloomington, MN 55439-3145

PLATO Learning, Inc. 10801 Nesbitt Avenue South, Bloomington, MN 55437	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on March 2, 2006.

The shares of stock you own in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1, 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint Michael A. Morache, and/or Laurence L. Betterley, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments thereof.

See reverse for voting instructions.

COMPANY #

There are two ways to vote your Proxy

Your telephone vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965
•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on March 1, 2006.
•	Please have your proxy card and the last four digits of your Social Security Number or taxpayer identification number available. Follow the simple instructions the voice provides you.

VOTE BY MAIL
•	Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to PLATO Learning, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by telephone, please do not mail your Proxy Card
ò Please detach here ò

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.	Election of Class I Directors:	01 Debra A. Janssen	☐	Vote FOR	☐	Vote WITHHELD
		02 M. Lee Pelton		all nominees		from all nominees
		03 John T. (Ted) Sanders		(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To approve the PLATO Learning, Inc. 2006 Stock Incentive Plan.		☐	For	☐	Against	☐	Abstain
3.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2006.		☐	For	☐	Against	☐	Abstain

In their discretion upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box    ☐    Indicate changes below:

Date

Signature(s) in Box
Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.